As filed with the Securities and Exchange Commission on March 6, 1996.
                                                File Nos. 33-66840, 811-7928
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       X



        Pre-Effective Amendment No.

        Post-Effective Amendment No.8    X


   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       X

        Amendment No.    11         X




        AMT CAPITAL FUND, INC.


        (Exact name of registrant as specified in charter)

        600 FIFTH AVENUE, 26 FLOOR, NEW YORK, NEW YORK 10020
        (Address of principal executive offices)

        Registrant's telephone number:  212-332-5211


      WILLIAM E. VASTARDIS, Senior Vice President
        AMT Capital Services, Inc.
        600 Fifth Avenue, 26th Floor
        New York, New York 10020


        (Name and address of agent for service)
        With a copy to:

        WILLIAM GOODWIN, Esq.
        Dechert Price & Rhoads
        477 Madison Avenue
        New York, NY  10022


 It is proposed that this filing will become effective (check appropriate box)



     X   immediately upon filing pursuant to paragraph (b) of Rule 485.

           on __________(date) pursuant to paragraph (b) of Rule 485.

          75 days after filing pursuant to paragraph (a) of Rule 485.




  on __________(date) pursuant to paragraph (a) of Rule 485.

Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed the notice required thereunder for the fiscal year ended December 31, 1995 on February
27, 1995.


        CROSS REFERENCE SHEET
        Pursuant to Rule 481(a)

Form N-1A                           Location in Prospectus and
Item No.                            Statement of Additional
                                    Information

1       Cover Page                  Cover Page of Prospectus

2       Synopsis                    Prospectus Highlights; Fund Expenses
                                    (in Prospectus)

3       Financial Highlights        Financial Highlights (in Prospectus)

4       General Description of      The Fund; Investment Objectives and
        Registrant                  Policies; Descriptions of Investments; Risks Associated
                                    with the Fund's Investment Policies and Investment Techniques;
                                    Additional Investment Activities; Investment Restrictions;
                                    Shareholder Information (in Prospectus)


5       Management of the Fund      Fund Expenses; Management of the Fund; Transfer and
                                                      Dividend Disbursing Agent (in Prospectus)

5A.  Management's Discussion of  Not applicable
        Fund Performance

6       Capital Stock and Other     Shareholder Information;
        Securities                  Purchases and Redemptions; Dividends;
                                    Tax Considerations (in Prospectus)

7       Purchase of Securities      Purchases and Redemptions; Dividends;
        Being Offered               Determination of Net Asset Value;
                                    Distribution of Fund Shares; Shareholder
                                    Inquiries (in Prospectus)

8       Redemption or Repurchase    Purchases and Redemptions; Dividends (in
                                    Prospectus)

9       Pending Legal Proceedings   Not applicable

10      Cover Page                  Cover Page of Statement of Additional
                                    Information

11      Table of Contents           Statement of Additional Information Table of
                                    Contents

12      General Information and     Organization of the Fund (in Statement of
        History                                  Additional Information)

13      Investment Objectives       Supplemental Descriptions of Investments;
        and Policies                Supplemental Investment Techniques;
                                    Supplemental Discussion of Risks Associated
                                    With the Fund's Investment Policies and
                                    Investment Techniques; Investment
                                    Restrictions (in Statement of Additional
                                    Information)

14      Management of the Fund      Management of the Fund (in Statement of
                                                  Additional Information)

15      Control Persons and             Not applicable
        Principal Holders of Securities

16      Investment Advisory and     Distribution of Fund Shares;
        Other Services              Management of the Fund; Custodian and
                                    Accounting Agent; Transfer and Dividend
                                    Disbursing Agent; Legal Counsel; Independent
                                    Auditors (in Prospectus); Management of the
                                    Fund (in Statement of Additional
                                    Information)

17      Brokerage Allocation and    Portfolio Transactions (in Statement of
        Other Practices             Additional Information)

18      Capital Stock and Other     Purchases and Redemptions; Dividends;
        Securities                  Shareholder Information (in Prospectus);
                                    Organization of Fund (in Statement of
                                    Additional Information)

19      Purchase, Redemption and    Purchases and Redemptions;
        Pricing of Securities Being Determination of Net Asset Value (in
        Offered                     Prospectus); Net Asset Value; Shareholder
                                    Information (in Statement of Additional
                                    Information)

20      Tax Status                  Tax Considerations (in Statement of
                                    Additional Information)

21      Underwriters                Distribution of Fund Shares (in Prospectus);
                                    Distribution of Fund Shares (in Statement of
                                    Additional Information)

22      Calculation of Performance  Yields and Total Return (in Prospectus);
        Data                        Calculation of Performance Data
                                    (in Statement of Additional Information)

23      Financial Statements        Financial Highlights (in Prospectus);
                                    Financial Statements (in Statement of
                                    Additional Information)



           AMT CAPITAL FUND, INC.

        Prospectus - March 6, 1996


AMT Capital Fund, Inc. (the "Fund") is a no-load, open-end management investment company (a "mutual fund") that currently has three separate diversified portfolios (each a "Portfolio"), each of which has distinct investment objectives and policies. The U.S. Selected Growth Portfolio offers two classes of shares of which the Class A shares are offered by this Prospectus. There is no sales charge for purchase of shares. Shares of each Portfolio may be purchased through AMT Capital Services, Inc. ("AMT Capital"), the exclusive distributor. The minimum initial investment in any Portfolio is $100,000.
Additional investments or redemptions may be of any amount. The Portfolios and their investment objectives are:

        HLM International Equity Portfolio - to seek long-term capital appreciation through investments in equity securities of companies based outside the United States.

        U.S. Selected Growth Portfolio - to seek long-term capital appreciation through investments in equity securities of small- and medium-sized U.S. companies which the sub-adviser believes have the potential for above-average capital appreciation.

        Money Market Portfolio - to seek current income, liquidity, and the maintenance of a stable net asset value per share through investments in high quality, short-term obligations.


No assurance can be given that a Portfolio's investment objectives will be attained. Investments in the Money Market Portfolio are neither guaranteed nor insured by the United States Government. There is also no assurance that the Money Market Portfolio will maintain a stable net asset value of $1.00 per share.

     This Prospectus sets forth concisely the information that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated
March 6, 1996, containing additional information about the Fund
(the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference into this Prospectus. It is available without charge and can be obtained by calling or writing AMT Capital
Services, Inc. at the telephone numbers or address listed on the cover of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS


Prospectus Highlights                                                      3

Fund Expenses                                                              6

Financial Highlights                                                       7

The Fund                                                                  11

Investment Objectives                                                     11

Investment Policies                                                       12

Descriptions of Investments and Investment Techniques                     16

Risks Associated with the Fund's Investment Policies
and Investment Techniques                                                 23

Investment Restrictions                                                   25

Brokerage Practices                                                       28

Yields and Total Return                                                   28

Distribution of Fund Shares                                               29

Determination of Net Asset Value                                          29

Purchases and Redemptions                                                 30

Dividends                                                                 32

Management of the Fund                                                    33

Tax Considerations                                                        39

Shareholder Information                                                   41

Other Parties                                                             42

Shareholder Inquiries                                                     43




PROSPECTUS HIGHLIGHTS

AMT Capital Fund, Inc. is a no-load, open-end management
investment company that currently has three separate diversified portfolios, each of which has distinct investment objectives and
policies.   There is no assurance that a Portfolio will achieve its
investment objectives.  For more information, refer to "Investment
Objectives."

Investment Objectives

Name of Portfolio                   Investment Objective

HLM International Equity Portfolio  To seek long-term
                                    capital appreciation
                                    through investments in
                                    equity securities of
                                    companies based outside
                                    the United States.

U.S. Selected Growth Portfolio      To seek long-term
                                    capital appreciation.
                                    The Portfolio seeks to
                                    achieve its objective
                                    by investing in
                                    equity securities of
                                    small- and medium-
                                    sized U.S. companies
                                    which the sub-adviser
                                    believes have the
                                    potential for above-
                                    average capital
                                    appreciation.

Money Market Portfolio              To seek current income,
                                    liquidity, and the
                                    maintenance of  a stable
                                    net asset value per share
                                    through investments in
                                    high quality, short-term
                                    obligations.


The AMT Capital Concept

AMT Capital offers smaller institutions and substantial private investors an opportunity to gain access to the money management expertise of what AMT Capital believes are some of the top investment advisers in the country at fees which, until now, have been available only to larger institutions. AMT Capital believes that our advisers have strong track records of competing successfully in domestic and global markets and have created some of the most innovative products currently available.

AMT Capital Fund, Inc. provides three Portfolios managed by these investment advisers and sub-advisers, and other similar investment funds are available through AMT Capital. For more information on the fund products we offer, please contact your AMT Capital account executive.

Investment Advisers and Sub-Advisers

    AMT Capital Advisers, Inc. (the "AMT Capital Advisers") serves as investment adviser to the U.S. Selected Growth Portfolio and Money Market Portfolios. AMT Capital Advisers provides the U.S. Selected Growth Portfolio and Money Market Portfolio with business and asset management services, including selection, evaluation, and monitoring of the sub-advisers to the respective Portfolios.

   Harding, Loevner Management, L.P. ("HLM") serves as investment adviser to the HLM International Equity Portfolio. HLM provides the HLM International Equity Portfolio with business and asset management services, including investment research and advice and determining which portfolio securities shall be purchased or sold on behalf of the Portfolio.

Delphi Asset Management ("Delphi") serves as sub-adviser to the U.S. Selected Growth Portfolio. Delphi is employed and supervised by AMT Capital Advisers, subject to approval by the Board of Directors of the Fund and its shareholders.

Fischer Francis Trees & Watts, Inc. ("FFTW") serves as sub-adviser to the Money Market Portfolio. FFTW is employed and supervised by AMT Capital Advisers, subject to approval by the Board of Directors of the Fund and its shareholders.

     AMT Capital Advisers also provides performance reporting, portfolio analytics, and other support to the Fund's Board of Directors relating to the selection, evaluation, and monitoring of the investment advisers and sub-advisers of the Fund. For more information, refer to Management of the Fund.

Investment Advisers                              Portfolios


Harding, Loevner Management, L.P.             HLM International Equity Portfolio
Global equity specialist managing $650
million for private investors and institutions.


AMT Capital Advisers, Inc.                    U.S. Selected Growth Portfolio and
Manager selection, evaluation,                Money Market Portfolio
and asset allocation specialist for
smaller institutional and substantial
private investors.

Sub-Advisers                                  Portfolios

Delphi Asset Management                       U.S. Selected Growth Portfolio
Specializes in the identification of undervalued
securities through fundamental analysis, managing
over $950 million in assets for individuals, trusts,
pension plans and charitable organizations.

Fischer Francis Trees & Watts, Inc.           Money Market Portfolio
Fixed income specialist with approximately
$21 billion in assets under management.

Administrator and Distributor

AMT Capital serves as Administrator to the Fund, supervising the general day-to-day business activities and operations of the Fund other than investment advisory activities. AMT Capital also serves as the exclusive distributor of shares of the Fund's Portfolios. For more information, refer to "Management of the Fund."

How to Invest

Shares of each Portfolio may be purchased without any sales charges at their net asset value next determined after receipt of the order by submitting an Account Application to AMT Capital and wiring federal funds to AMT Capital's "Fund Purchase Account" at Investors Bank & Trust Company (the "Transfer Agent"). The Portfolios are not available for sale in all states. For information about the Fund's availability, contact an account representative at AMT Capital.

The minimum initial investment per Portfolio is $100,000.
There is no minimum amount for subsequent investments. There are no sales commissions (loads) or 12b-1 fees. For more information, refer to "Purchase and Redemption of Shares."

How to Redeem Shares

Shares of each Portfolio may be redeemed, without charge, at their next determined net asset value after receipt by either the Transfer Agent or AMT Capital of the redemption request. For more information, refer to "Purchase and Redemption of Shares."

Risks

Prospective investors should consider certain risks associated with an investment in any Portfolio. There is no assurance that a Portfolio will achieve its investment objective. The HLM International Equity
Portfolio invests primarily in equity securities of companies based outside of the United States. Investments in foreign securities involve risks not associated with investments in securities issued by United States entities. The U.S. Selected Growth Portfolio invests mostly in equity securities of small-and medium-sized companies. Securities of small- and medium-sized companies may be subject to significant price fluctuation and above-average risks relative to investments in securities of larger companies. The returns that the Money Market Portfolio provides to investors will be influenced by changes in prevailing interest rates. The Money Market Portfolio may, at times, concentrate its investments in bank obligations and may, therefore, have greater exposure to certain risks associated with the banking industry. For more information, refer to "Investment Objectives and Policies", "Descriptions of Investments", "Risks Associated with the Fund's Investment Policies and Investment Techniques", and
Additional Investment Activities.


FUND EXPENSES

The following table illustrates the expenses and fees that a shareholder of the Fund can expect to incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Fund will bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load Imposed on Purchases                  None
Sales Load Imposed on Reinvested Dividends       None
Deferred Sales Load                              None
Redemption Fees                                  None
Exchange Fees                                    None

Annual Fund Operating Expenses (after expense reimbursements, shown as a percentage of average net assets)

                                                                                 Other          Total Other
                                                                                 Expenses        Expenses         Total
                          Advisory              12b-1      Administration       (after exp.     (after exp.     Operating
                            Fees                Fees           Fees             reimbursements) reimbursements) Expenses
HLM International          0.75%                None           0.15%            0.10% (a)       0.25%(a)         1.00% (a)
Equity Portfolio

U.S. Selected Growth       0.75%                None           0.15%            0.10% (b)       0.25% (b)        1.00%
(b)
Portfolio -Class A Shares

Money MarketPortfolio      0.25%                None           0.10%            0.05% (b)       0.15% (b)        0.40%
(b)


(a) HLM has voluntarily agreed to cap the total operating expenses at 1.00% (on an annualized basis) of the HLM International Equity Portfolio's average daily net assets. Without such cap, the total operating expenses (on an annualized basis) for HLM International Equity Portfolio are estimated to be 2.41% (of which 1.51% is "other expenses") of its average daily net assets.

   (b) The Investment Adviser, Administrator and Sub-Adviser have voluntarily agreed to cap the total operating expenses at 1.00% for U.S. Selected Growth Portfolio - Class A Shares and 0.40% for the Money Market Portfolio (on an annualized basis) of the Portfolio's average daily net assets. Without such cap, the total operating expenses (on an annualized basis) for the Money Market Portfolio are estimated to be 0.86% (of which 0.51% is "other expenses") of its average daily net assets. Without such cap, the total operating expenses (on an annualized basis) of the U.S. Selected Growth Portfolio - Class A Shares average daily net assets are estimated to be 1.15% (of which 0.25% is "other expenses").

The following table illustrates the expenses that an investor would pay on each $1,000 increment of its investment over various time periods, assuming a 5% annual return. As noted in the table above, the Fund charges no redemption fees of any kind.


Expenses Per $1,000 Investment

                                         1 Year     3 Years   5 Years   10 Years
HLM International Equity Portfolio       $10        $32       $55      $122
U.S. Selected Growth Portfolio
Class A Shares                           $10        $32        $55     $122
Money Market Portfolio                    $4        $13       $22      $ 51

These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.

At the discretion of and until further notice from the Investment Advisers, expenses of the HLM International Equity, U.S. Selected Growth and Money Market Portfolios will not exceed 1.00%, 1.00%, and 0.40%, respectively, of each such Portfolio's average daily net assets for any fiscal year. The Money Market Portfolio's active management approach could lead to higher portfolio transaction expenses as a result of a higher volume of such transactions. Certain portions of the transaction expenses (i.e., brokerage commissions) are not included in the expenses subject to the cap described above. See Investment Techniques - Portfolio Turnover.


FINANCIAL HIGHLIGHTS

    The financial information for the year ended December 31, 1995 in the following table has been audited in conjunction with the audit of the financial statements of the Fund by Ernst & Young LLP, independent auditors. The audited financial statements for the period ended
December 31, 1995 are incorporated by reference in the Statement of Additional Information. The Money Market Portfolio commenced operations on November 1, 1993 and the HLM
International Equity Portfolio commenced operations on May 11, 1994.
The U.S. Selected Growth Portfolio-Class A Shares has not yet commenced operations. The financial information should be read in conjunction with the financial statements which can be obtained upon request without charge.

AMT Capital Fund, Inc.

Financial Highlights



                                    HLM International Equity Portfolio
                                     For the Year             For the Period
                                        Ended                 from 5/11/94*
                                       12/31/95                   12/31/94


Per Share Data
Net asset value, beginning of period $      9.71                $      10.000

Income From Investment Operations
Investment income, net                      0.10                       0.04

Net realized and unrealized gain (loss) on
        investments and foreign currency-
        related transactions                1.06                      -0.29

        Total from investment operat        1.16                      -0.25

Less Distributions
From investment income, net                 0.10                       0.03

In excess of net realized gain on
        investments                            -                       0.01

        Total distributions                 0.10                       0.04

Net asset value, end of period       $     10.77              $        9.71

Total Return                               11.99%                    -2.47%(b)

Ratios/Supplemental Data
Net assets, end of period            $  67,726,552             $     8,903,878

Ratio of expenses to average net
assets                                        0.99%                   0.95%(a)

Ratio of net investment income
to average net assets                         1.30%                     1.13%

Decrease reflected in above ratio
due to waiver of investment advisory
and administration services fees and
reimbursement of other expenses               0.54%                     1.33%(a)


Portfolio turnover                         27.71%(b)                  27.49%



   (a) Annualized.
(b) Not annualized.
* Commencement of Operations.




                                                   Money Market Portfolio
                                     For the Six     For the     For the Period
                                    Months Ended     Year Ended   from 11/1/93*
                                       6/30/95       12/31/94      12/31/93
                                     (Unaudited)

Per Share Data
Net asset value, beginning of period $      1.000    $    1.000    $  1.000

Income From Investment Operations
Investment income, net                      0.060         0.040       0.000**

Net realized and unrealized gain (loss) on
        investments                         0.000**       0.000(b)        -

        Total from investment operations    0.060         0.040       0.000

Less Distributions
From investment income, net                 0.060         0.040       0.000**

Temporary overdistribution of net
 realized gain on investment                    -         0.000**        -


        Total distributions                 0.060          0.040       0.000

Net asset value, end of period       $       1.000  $      1.000  $    1.000

Total Return                                 5.74%(a)      4.13%       2.69%(a)

Ratios/Supplemental Data
Net assets, end of period            $  25,879,153   $  22,006,141  $ 2,335,633

Ratio of expenses to average net assets      0.40%(a)      0.40%       0.40%(a)

Decrease in above ratio due to waiver
of investment advisory and administration
services fees and reimbursement of
other expenses                               0.37%(a)      0.64%       25.54%(a)

Ratio of net investment income to
average net assets                           5.58%(a)      4.16%        2.67%(a)

  (a) Annaualized.
  (b) Includes the effect of net realized gains prior to significant increases in shares outstanding.
   * Commencement of Operations.
   ** Rounds to less than $0.01.

AMT CAPITAL FUND, INC.

AMT Capital offers smaller institutions and substantial private investors an opportunity to gain access to the money management expertise of some of the top investment advisers in the country at fees which, until now, have been available only to larger institutions.

    Prior to founding AMT Capital in early 1992, its senior managers were former officers of Morgan Stanley and The Vanguard Group. Having worked with top investment advisers for many years, AMT Capital has now been able to assemble those advisers' products in a format that is accessible to and inexpensive for smaller institutions and substantial private investors. AMT Capital believes its advisers have strong track records of competing successfully in domestic and global markets and have created some of the most innovative products currently available.

AMT Capital Fund, Inc. provides three Portfolios managed by these investment advisers and sub-advisers, and other, similar investment funds are available through AMT Capital. For more information on the fund products we offer, please contact your AMT Capital account executive.


INVESTMENT OBJECTIVES

AMT Capital Fund, Inc. is a no-load, open-end management investment company that currently has three separate diversified portfolios, each of which has distinct investment objectives and policies. There is no assurance that a Portfolio will achieve its investment objectives.

The investment objectives and policies of each Portfolio are described below. Except as otherwise indicated, the investment policies may be changed at any time by the Fund's Board of Directors to the extent that such changes are consistent with the investment objectives of the applicable Portfolio. However, each Portfolio's investment objectives are fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the applicable Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the applicable Portfolio (hereinafter, "majority vote"). The investment objective of each of the Portfolios are:

Portfolio                           Investment Objective

HLM International Equity Portfolio  To seek long-term
                                    capital appreciation
                                    through investments in
                                    equity securities of
                                    companies based outside
                                    the United States.

U.S. Selected Growth Portfolio      To seek long-term
                                    capital appreciation.
                                    The Portfolio seeks to
                                    achieve its objective
                                    by investing in
                                    equity securities of
                                    small- and medium-
                                    sized U.S. companies
                                    which the sub-adviser
                                    believes have the
                                    potential for above-
                                    average capital
                                    appreciation.

Money Market Portfolio              To seek current income,
                                    liquidity, and the
                                    maintenance of a stable
                                    $1.00 net asset value per
                                    share by investing in
                                    high quality, short-term
                                    obligations which are
                                    determined to present
                                    minimal credit risks.

Portfolio investments in the Money Market Portfolio are valued based on the amortized cost valuation technique pursuant to Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). See the
Statement of Additional Information for an explanation of the amortized cost valuation method. All obligations in which the Money Market Portfolio invests generally have remaining maturities of 397 days or less, although obligations subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities.


INVESTMENT POLICIES


HLM International Equity Portfolio

The HLM International Equity Portfolio invests at least 65% of its total assets in common stocks, securities convertible into such common stocks [including American Depository Receipts ("ADRs") and
European Depository Receipts ("EDRs")], rights and warrants issued by companies that are based outside the United States and securities of investment companies (subject to Commission limits on such investments). The Portfolio may invest in forward foreign currency exchange contracts, equity derivative securities such as options on common stocks and options, futures and options on futures on foreign common stock indices. The Portfolio may also invest in securities of U.S. companies which derive, or are expected to derive, a significant portion of their revenues from their foreign operations, although under normal circumstances not more than 15% of the Portfolio's assets will be invested in securities of U.S. companies. The Portfolio may also invest up to 35% of its assets in the types of short-term securities described under the caption "Investment Policies - Money Market Portfolio" and in other debt securities described under the caption Description of Investments below.

The Portfolio may invest up to 20% of its net assets in convertible securities and debt securities which are rated below investment-grade, that is, rated below Baa by Moody's Investors Service, Inc.
("Moody's") or below BBB by  Standard & Poors Corporation
("Standard & Poors", or "S&P") ["junk bonds"] and in unrated securities judged to be of equivalent quality as determined by HLM.

The Portfolio will invest broadly in the available universe of common stocks of companies domiciled in one of at least three of the following:
(1) Europe, including Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Norway,
Spain, Sweden, Switzerland, and the United Kingdom; (2) the Pacific
Rim, including Australia, Hong Kong, Japan, Malaysia, New Zealand, and Singapore; (3) Canada; and (4) countries with "emerging markets" as defined by Morgan Stanley Capital International ("MSCI"). At least 65% of these securities will be denominated in one of at least three currencies other than the U.S. dollar.

The HLM international equity investment approach is "bottom up".
The approach seeks to identify companies with excellent long-term business prospects, and then to select from among them those whose stocks appear to offer attractive absolute returns. HLM's investment criteria include both growth and value considerations. HLM seeks companies that it believes have strong balance sheets, sustainable internal growth, superior financial returns and defensible business franchises. Typically, the HLM will only invest in companies that it has analyzed for a number of years. Country allocation and sector weightings reflect the results of stock selection, which itself is strongly influenced by HLM's cyclical and secular outlook for various industries, sectors, and national economies. Explicit country or sector allocation decisions are taken only when necessary to ensure that portfolios are well-diversified. HLM hedges foreign currency exposure infrequently, on those occasions when it has a strong view on the prospects for a particular currency. Currency hedging is done through the use of forward contracts or options.

    Portfolio Turnover.   Portfolio turnover will depend on factors such as
volatility in the markets that the Portfolio invests in, or the variability of cash flows into and out of the Portfolio. Portfolio turnover is expected to be low, generally below 50%, due to the emphasis on stock selection.

U.S. Selected Growth Portfolio

The U.S. Selected Growth Portfolio will, under normal market conditions, invest primarily in equity securities of companies which the sub-adviser believes have the potential for above-average capital appreciation. Such securities will be primarily those of small- and medium-sized companies. Although the Portfolio may receive current income from dividends, interest and other sources, income is only an incidental consideration of the Portfolio. The Portfolio may invest up to 20% of its total assets in equity securities of larger companies (i.e., those with total annual revenues in excess of $1 billion or a market capitalization in excess of $2.5 billion).

For temporary defensive purposes, the Portfolio may invest, without limit (except for the limitations described under "Investment Restrictions"), in U.S. Government and agency securities and in the types of high-quality short-term and other debt securities described under the caption "Description of Investments" below.

In selecting equity securities of companies with above-average growth potential, the sub-adviser employs a disciplined investment methodology under which (i) a fundamental analysis is performed on specific issuers, (ii) quantitative models are applied to assess the relative attractiveness of issuers with fundamental characteristics deemed to be favorable, (iii) investments are selected in a manner intended to achieve diversification across broad industry sectors, and (iv) investments are monitored on an ongoing basis with respect to fundamental characteristics and quantitative projections.

    Fundamental Analysis. In selecting equity securities, the investment adviser, Delphi Asset Management initially applies a fundamental analysis on specific issuers. The Portfolio focuses on companies which have relatively unleveraged capital structures
(generally where debt represents less than one-third of total capitalization), small- and medium-sized companies which have total annual revenues of less than $1 billion and a market capitalization of less than $2.5 billion, companies which satisfy certain benchmarks with respect to their internal rates of return, and companies with high cash flows relative to market capitalization. Delphi also seeks to identify companies with certain business characteristics which it deems favorable, such as strong brand name recognition, a franchise or service that can be easily replicated but is expensive to duplicate in a defined market niche, and service companies which compete based primarily on quality of service rather than price. Delphi also seeks companies where a significant proportion of revenues is derived from reorder activity as opposed to companies which are dependent on product life cycles. Delphi may select companies that do not satisfy all of the foregoing fundamental criteria, however, if the overall mix of characteristics is deemed favorable.

Quantitative Models. After selecting equity securities with fundamental characteristics deemed by Delphi to be favorable, Delphi applies three distinct quantitative models to assess the relative attractiveness of the securities identified as having favorable fundamental characteristics. In applying the quantitative models, Delphi seeks to select securities with projected earnings growth rates of 15% or higher over the following three years. In addition, Delphi seeks to use the models to identify securities with favorable risk/reward characteristics. Among the models employed by Delphi are a valuation model which places a value on growth relative to the long-term interest rate environment, an earnings momentum model, which seeks to identify companies most likely to experience an upward revision in earnings targets, and an earnings stability model, which emphasizes the consistency of growth. There can of course be no assurance that the models will predict accurately the performance of particular securities.

Industry Diversification. Once equity securities are identified by Delphi as having favorable fundamental and quantitative characteristics, Delphi selects stocks in a manner intended to achieve diversification across broad industry sectors. Delphi divides companies into four broad industry classifications:
Business/Industrial Service, Consumer Service, Health Care and Technology. Delphi expects that a substantial proportion of its investments will be comprised of companies in each of these sectors. However, Delphi does not seek an equal balance among sectors but instead allocates investments in each of these sectors based upon its expectations as to the relative future performance of each sector. Although the Portfolio is subject to an investment limitation which generally prohibits it from investing 25% or more of its total assets in a single industry, the four industry classifications employed by Delphi are substantially broader than the term "industry" as used in the foregoing investment limitation and as interpreted by the staff of the Securities and Exchange Commission (the "SEC"). See "Investment Objective and
Policies - Investment Limitations."

Ongoing Monitoring. Delphi will monitor its investments on an ongoing basis with respect to, among other things, the continuing presence of favorable fundamental characteristics, the performance of investments compared with projections of the quantitative models, and changing prospects for the industry sectors. Delphi will also review other investment opportunities on an ongoing basis and will alter its investment portfolio as it deems appropriate.

Portfolio Turnover .   The Portfolio's annual turnover rate generally
will not exceed 100%.


Money Market Portfolio

The Money Market Portfolio invests at least 80% of its assets in the following high quality, short-term instruments:

        (a) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

        (b) commercial paper, loan participation interests, medium term notes, asset-backed securities and other promissory notes, including floating or variable rate obligations;

        (c) domestic, Yankeedollar (U.S. branches or subsidiaries of foreign depository institutions) and Eurodollar (foreign branches or subsidiaries of U.S. depository institutions) certificates of deposit, time deposits, bankers' acceptances, commercial paper, bearer deposit notes and other promissory notes including floating or variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies; and

        (d) repurchase and reverse repurchase agreements.

The Money Market Portfolio will invest only in issuers or instruments that at the time of purchase:

        (a) are issued or guaranteed by the U.S. Government, its agencies, or instrumentalities;

        (b) have received the highest short-term rating by at least two nationally recognized statistical rating organizations
        ("NRSROs") such as "A-1" by Standard & Poor's and "P-1" by Moody's, or are single rated and have received the highest short-term rating by the NRSRO ("First Tier Securities");

        (c) are rated by two NRSROs in the second highest category, or rated by one agency in the highest category and by another agency in the second highest category or by one agency in the second highest category ("Second Tier Securities"), provided that Second Tier Securities are limited in total to 5% of a Portfolio's total assets and on a per issuer basis, to no more than the greater of 1% of a Portfolio's total assets or $1,000,000; or

        (d) are unrated, but are determined to be of comparable quality by the Investment Adviser and sub-adviser pursuant to guidelines approved by the Board of Directors.

Single rated and unrated securities are subject to ratification by the Board of Directors. See "Descriptions of Investments" and the
Statement of Additional Information for definitions of the foregoing instruments and rating systems.

Investments in foreign obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; there may be different accounting and financial standards, and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. Further, the income associated with such obligations may be subject to foreign taxes. To the extent that the Money Market Portfolio purchases Eurodollar and Yankeedollar obligations, consideration will be given to their marketability and possible restrictions on international currency transactions. The Money Market Portfolio's investments in foreign obligations will be limited to U.S. dollar denominated obligations. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.

Variable amount master demand notes in which the Money Market
Portfolio may invest are unsecured demand notes that permit the indebtedness thereunder to vary, and provide for periodic adjustments in the interest rate. Because master demand notes are direct lending arrangements between the Money Market Portfolio and the issuer, they are not normally traded. There is no secondary market for the notes; however, the period of time remaining until payment of principal and accrued interest can be recovered under a variable amount master demand note generally shall not exceed seven days. To the extent this period is exceeded, the note in question would be considered illiquid. Issuers of variable amount master demand notes must satisfy the same criteria as set forth for other promissory notes (e.g., commercial paper). The Money Market Portfolio will invest in variable amount master demand notes only when such notes are determined by the Investment
Adviser and/or sub-adviser, pursuant to guidelines established by the Board of Directors, to be of comparable quality to rated issuers or instruments eligible for investment by the Portfolio. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the interest rate or the period of time remaining until the principal amount can be recovered from the issuer on demand.

Active trading is employed by the Money Market Portfolio when consistent with its investment objective. Active trading involves a number of professional money management techniques in anticipation of or response to changing economic and market conditions and shifts in fiscal and monetary policy. These techniques include varying the composition of the Money Market Portfolio's investments and the average maturity of the Money Market Portfolio's portfolio based upon an assessment of the relative values of various money market instruments and future interest rate patterns. As a result of the implementation of these techniques, the Money Market Portfolio may engage in more active portfolio trading and experience more volatility in its distributions than many other money market funds. Such techniques will be employed by the Money Market Portfolio only to the extent that they are consistent with its investment objective.

DESCRIPTIONS OF INVESTMENTS

The following briefly describes some of the different types of securities in which each Portfolio, unless otherwise specified, may invest and investment techniques in which each Portfolio may engage, subject to each Portfolio's investment objectives and policies. For a more extensive description of these assets and the risks associated with them, see the Statement of Additional Information.

U.S. Treasury and other U.S. Government and Government Agency Securities Each Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). Each Portfolio may also purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing
Association) or by its own credit standing (e.g., Federal National Mortgage Association). Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress.

Foreign Governments and International and Supranational Agency Securities
The HLM International Equity Portfolio may purchase, for temporary purposes, debt obligations issued or guaranteed by foreign governments or their subdivisions, agencies and instrumentalities, and debt obligations issued or guaranteed by international agencies and supranational entities.

Bank Obligations Each Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts. The Money Market Portfolio may, from time to time, concentrate more than 25% of its assets in Domestic Bank Obligations. Domestic Bank Obligations are instruments: issued by U.S.
(domestic) banks; U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks; and foreign branches of U.S. banks, if the Investment Adviser or sub-adviser determines that the investment risk associated with investing in instruments issued by such branches is the same as that of investing in instruments issued by the U.S. parent bank, in that the U.S. parent bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments.

Corporate Debt Instruments Each Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes).

Repurchase Agreements Each Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of
New York) agrees, upon entering into the contract, to sell U.S. Government Securities to a Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date.
Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Company's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by the Investment Adviser and sub-adviser to be in good financial standing and which have been approved by the Board of Directors.

Reverse Repurchase Agreements Each Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government Securities purchases U.S. Government
Securities from a Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date.

Commission rules require either that securities sold by a Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on that Portfolio's books and records pending repurchase. The Fund will maintain for each Portfolio a segregated custodial account containing cash, U.S.
Government Securities or other appropriate high-grade debt securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolios will engage in such transactions with parties selected on the basis of such party's creditworthiness.

Convertible Securities.  The HLM International Equity and U.S.
Selected Growth Portfolios may invest in convertible preferred and debt securities which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Dollar Roll Transactions   The HLM International Equity
Portfolio may enter into dollar roll transactions with selected banks and broker-dealers. Dollar roll transactions consist of the sale by the Portfolio of mortgage-backed securities, together with a commitment to purchase similar, but not identical, securities at a future date. In addition, the Portfolio is paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed after cash settlement and initially involve only a firm commitment agreement by the Portfolio to buy a security. The Portfolio will record the dollar roll transactions it enters into as a purchase and sale transaction and will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

When-Issued Securities  The HLM International Equity and U.S.
Selected Growth Portfolios may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolios will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When a Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian will maintain in a segregated account cash and liquid high-grade debt securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Standby Commitments  The HLM International
Portfolio may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Portfolio to "put" its securities at an agreed upon price within a specified period prior to their maturity date.

Mortgage-Backed Securities The HLM International Equity and Money Market Portfolios may purchase securities that are secured or backed by mortgages or other mortgage-related assets. Such securities may be issued by such entities as the Government National Mortgage Association ("GNMA"), the Federal
National Mortgage Association ("FNMA"), the Federal Home Loan
Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks or by issuers that are affiliates of or sponsored by such entities.

Other Asset-Backed Securities The HLM International Equity and Money Market Portfolios may also purchase securities that are secured or backed by assets other than mortgage-related assets, such as automobile and credit card receivable, and that are sponsored by such institutions as finance companies, finance subsidiaries of industrial companies and investment banks. Each
Portfolio will only purchase asset-backed securities that the Investment Adviser or sub-adviser determines to be liquid.

    Loan Participations The HLM International Equity and Money Market Portfolios may purchase loan participations.
Loan participations are interests in a loan to a U.S. corporation which is administered and sold by an intermediary bank. Any participation purchased by a Portfolio must be issued by a bank in the United States with assets exceeding $1 billion. The Secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a Portfolio will be treated as illiquid, until the Board of Directors determines that a liquid market exists for such participations.

    Equity Securities The HLM International Equity and U.S. Selected Growth Portfolios will invest in various types of equity securities, including common stocks, preferred stocks, convertible securities, ADRs, rights and warrants. The stocks that the Portfolios will invest in may be either growth-oriented or value-oriented. Growth-oriented stocks are the stocks of companies that are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position, and superior management. Value-oriented stocks have lower price multiples (either price/earnings or price/book) than other stocks in their industry and can sometimes also display weaker fundamentals such as growth of earnings and dividends. Rights and warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term. (See an explanation of ADRs below.)

Foreign Securities  The HLM International Equity Portfolio will invest in foreign securities.
Foreign securities include equity or derivative securities denominated in currencies other than the U.S. dollar, including any single currency or multi-currency units, plus sponsored and unsponsored ADRs and
EDRs.   ADRs typically are issued by a U.S. bank or trust company
and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. Unsponsored ADRs and EDRs differ from sponsored ADRs and EDRs in that the establishment of unsponsored ADRs and EDRs is not approved by the issuer of the underlying securities. Risks associated with investing in foreign securities are described under the caption "Risks Associated with the Fund's Investment Policies and Investment Techniques -Foreign Investments" below.

Emerging Markets Securities For purposes of its investment policies, the HLM International Equity Portfolio defines an emerging market as any country, the economy and market of which is generally considered to be emerging or developing by MSCI or, in the absence of an MSCI classification, by the World Bank. Under this definition, the Portfolio considers emerging markets to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Derivatives. The HLM International Equity and U.S. Selected Growth Portfolios are authorized to use various hedging and investment strategies described below to hedge broad or specific market movements, or to seek to increase the Portfolios' income or gains.
The Portfolios may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives").

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by a Portfolio resulting from securities market to protect the Portfolio's unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolios may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivatives will be a function of numerous variables, including market conditions. The ability of a Portfolio to utilize Derivatives successfully will depend on, in addition to the factors described above, HLM's or Delphi's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolios are not "commodity pools" (i.e., pooled investment vehicles which trade in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures
Trading Commission (the "CFTC") and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

Futures Contracts The HLM International Equity and U.S. Selected
Growth Portfolios may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, a Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares). Under normal market conditions, futures contracts positions may be closed out on a daily basis.

Stock Index Options The HLM International Equity and U.S. Selected Growth Portfolios may purchase or sell options on stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolios will segregate cash, U.S.
Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

Options on Futures Contracts The HLM International Equity and
U.S. Selected Growth Portfolios may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolios will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

A detailed discussion of Derivatives, including applicable requirements of the CFTC, and special risks associated with such strategies, appears in the Statement of Additional Information.

Foreign Currency Transactions HLM International Equity Portfolio hedges foreign currency exposure infrequently, on those occasions when they have a strong view on the prospects for a particular currency. The Portfolio will conduct its currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. The
Portfolio will segregate cash, U.S. Government securities or other high-grade liquid debt obligations with the custodian in an amount at all times equal to or exceeding their commitment with respect to contracts that are not part of a designated hedge.

    Warrants. The HLM International Equity Portfolio may invest up to 10% and the U.S. Selected Growth Portfolio may invest up to 5% of the value of their net assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Securities Lending. Each Portfolio may lend securities to banks, broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. government and its agencies, other high quality liquid investments, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities.
Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for any Portfolio exceeds 33 1/3% of its total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, a Portfolio normally pays lending fees and related expenses from the interest earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are deemed by the Investment Advisers and/or sub-advisers to be of good financial standing. A Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with each Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of a Portfolio unless otherwise required by law. See the Statement of Additional Information for further information regarding loan transactions.


RISKS ASSOCIATED WITH THE FUND'S INVESTMENT POLICIES
AND INVESTMENT TECHNIQUES

A more detailed discussion of the risks associated with the investment policies and investment techniques of the Portfolios appears in the Statement of Additional Information.

Changes in Interest Rates  The returns that the Money Market
Portfolio provides to investors will be influenced by changes in prevailing interest rates.

Mortgage and Other Asset-Backed Securities   The yield
characteristics of mortgage- and other asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligation generally may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

These securities may not have the benefit of any security interest in the underlying assets and recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.
During an economic downturn or period of rising interest rates, mortgagees may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Such situations would result in a downward trend in the prices of these securities, resulting in volatility that may adversely affect the Portfolio's net asset value. The Portfolios will only invest in asset-backed securities that the Investment Adviser or sub-adviser believes are liquid.

Foreign Investments Securities issued by foreign governments, foreign corporations, international agencies and obligations of foreign banks involve risks not associated with securities issued by U.S.
entities. With respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation and political or social instability or diplomatic developments that could affect investment in those countries. There may be less publicly available information about a foreign financial instrument than about a United
States instrument and foreign entities may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of United States entities. The HLM International
Equity Portfolio could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the Portfolio will seek to minimize such withholding taxes whenever practical. Investors may be able to deduct such taxes in computing their taxable income or to use such amounts as credits against their United States income taxes if more than 50% of the Portfolio's total assets at the close of any taxable year consist of stock or securities of foreign corporations. Ownership of unsponsored
ADRs may not entitle the Portfolio to financial or other reports from the issuer to which it would be entitled as the owner of sponsored
ADRs.  See "Tax Considerations".

Emerging Markets Securities The risks of investing in foreign securities may be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

High Yield/High Risk Securities  The HLM International Equity
Portfolio may invest up to 20% of its net assets in convertible securities and debt securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality as determined by HLM (commonly referred to as "junk bonds"). The lower the ratings of such debt securities, the greater their risks render them like equity securities. The Portfolio will invest no more than 10% of its net assets in securities rated B or lower by Moody's or S&P, or of equivalent quality, but may invest in securities rated C by Moody's or D by S&P, or the equivalent, which may be in default with respect to payment of principal or interest.

Dollar Roll Transactions If the broker-dealer to whom a Portfolio sells the security underlying a dollar roll transaction becomes insolvent, the Portfolio's right to purchase or repurchase the security may be restricted, the value of the security may change adversely over the term of the dollar roll, the security which the Portfolio is required to repurchase may be worth less than a security which the Portfolio originally held, and the return earned by the Portfolio with the proceeds of a dollar roll may not exceed transaction costs.

Zero Coupon Securities Because they do not pay interest until maturity, zero coupon securities tend to be subject to greater interim fluctuation of market value in response to changes in interest rates than interest-paying securities of similar maturities. Additionally, for tax purposes, zero coupon securities accrue income daily even though no cash payments are received which may require a Portfolio to sell securities that would not ordinarily be sold to provide cash for the Portfolio's required distributions.

Concentration in Bank Obligations The Money Market Portfolio may, at times, invest in excess of 25% of its assets in Domestic Bank Obligations, as defined above. By concentrating investments in the banking industry, the Portfolio may have a greater exposure to certain risks associated with the banking industry. In particular, economic or regulatory developments in or related to the banking industry will affect the value of and investment return on the Portfolio's shares. As discussed above, the Portfolio will seek to minimize its exposure to such risks by investing only in debt securities that are determined by the Investment Adviser or sub-adviser to be of high quality.

Derivatives and Hedging. The HLM International Equity and U.S.
Selected Growth Portfolios may engage in hedging and other strategic transactions and certain other investment practices which may entail certain risks.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent HLM's or Delphi's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to a Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions which are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. A Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent a Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result form an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used.
Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

    Illiquid and Restricted Securities. The HLM International Equity and U.S. Selected Growth Portfolios will not invest more than 15% of the value of its net assets in illiquid securities, while the Money Market Portfolio will not invest more than 10% of the value of its net assets in Illiquid securities.are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations.
In addition, a Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit a Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by a Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. A Portfolio may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. A Portfolio may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section
4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. HLM or Delphi will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Repurchase and Reverse Repurchase Agreements. In the event the other party to a repurchase agreement or a reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, a Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by a Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.

Small-and Medium Sized Companies Securities. Securities of the kinds of companies in which the U.S. Selected Growth
Portfolio invests may be subject to significant price fluctuation and above-average risk. Stocks of small- and medium-sized companies are more volatile than stocks of larger companies. The Portfolio may invest in relatively new or unseasoned companies which are in their early states of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Portfolio may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Smaller companies may lack depth of management. They may be unable internally to generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, smaller companies may incur significant losses.

INVESTMENT RESTRICTIONS

The following investment restrictions apply to each Portfolio and may be changed with respect to a particular Portfolio only by the majority vote of that Portfolio's outstanding shares. Accordingly, no Portfolio may:

        (a) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S.
        Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

        (b) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market Portfolio, domestic bank obligations. Finance companies as a group are not considered a single industry for purposes of this policy.

        (c) borrow money, except through reverse repurchase agreements or dollar roll transactions or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolios borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolios will repay any money borrowed before any additional portfolio securities are purchased. See the Statement of Additional Information for a further description regarding reverse repurchase agreements.

        (d) with respect to the HLM International Equity Portfolio, invest more than 10% of the value of its total assets in warrants in accordance with Texas Rule 123.2(8);.

        (e) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities.

The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the Statement of Additional Information for other investment limitations.

BROKERAGE PRACTICES

    HLM, Delphi and FFTW will place their own orders to execute the securities transactions which are designed to implement the applicable investment objective and policies of the HLM International Equity, U.S. Selected Growth and Money Market Portfolios, respectively.
Each investment adviser and sub-adviser will use its reasonable efforts to execute all purchases and sales with brokers, dealers and banks on a best available price and most favorable execution basis. The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Neither the investment advisers, the sub-advisers nor any of their officers, affiliates, or employees will act as principal or receive any compensation from the Portfolios in connection with the purchase or sale of investments for the Portfolios. Consistent with the foregoing, the sub-adviser to the U.S. Selected Growth Portfolio may, at times, place orders with brokers who have sold shares of that Portfolio.

The Money Market Portfolio normally will not incur any brokerage commissions on its transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commissions or discounts are paid when securities are purchased directly from an issuer.


YIELDS AND TOTAL RETURN

From time to time the Money Market Portfolio may advertise its current yield and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" refers to the income generated by an investment in a Portfolio over a seven calendar-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

The HLM International Equity and U.S. Selected Growth Portfolios' yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semiannual basis.

The Portfolios may from time to time advertise their total return. Any total return quotations advertised will reflect the average annual compounded rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period.

The Portfolios will at times compare their performance to applicable published indices, and may also disclose their performance as ranked by certain analytical services. See the Statement of Additional Information for more information about the calculation of yields and total returns. Performance figures are based upon historical earnings and are not intended to indicate future performance.

DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of June 13, 1995 between the Fund and AMT Capital. No fees are payable by the Fund pursuant to the Distribution Agreement.

Under a sales incentive fee agreement dated June 13, 1995 between AMT Capital Advisers and HLM, HLM has agreed to pay AMT
Capital Advisers a monthly sales incentive fee at an annual rate of 0.25% of the average daily value of shares of the HLM International Equity Portfolio purchased as a result of the efforts of AMT Capital. Under a sales incentive fee agreement dated October 29, 1993 between AMT Capital Advisers and FFTW, AMT Capital Advisers has agreed to pay FFTW a monthly sales incentive fee at an annual rate of 0.05% of the average daily value of shares of the Money Market Portfolio purchased as a result of the efforts of FFTW.

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of the Money Market Portfolio is calculated as of 12:00 noon Eastern Time on days when the Federal Reserve Bank of New York is open for business, which is Monday through Friday, except for holidays (hereinafter, "Business Day"). The net asset value per shares of the HLM International Equity Portfolio and U.S. Selected Growth Portfolio are calculated as of the close of business on days when the New York Stock Exchange is open for business, also a Business Day. Each Portfolio determines its net asset value per share by subtracting that Portfolio's liabilities (including accrued expenses and dividends payable) from the total value of the Portfolio's investments and other assets and dividing the result by the total outstanding shares of the Portfolio. The Money Market Portfolio seeks to maintain a stable net asset value per share of $1.00.

For purposes of calculating the Money Market Portfolio's net asset values, securities are valued by the "amortized cost" method of valuation, which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value based on amortized cost is higher or lower than the price a Portfolio would receive if it sold the instrument.

The use of amortized cost and the maintenance of the Portfolio's per share net asset value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As conditions of operating under Rule 2a-7, the Money Market Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days of less, purchase only instruments having remaining maturities of thirteen months or less and invest only in U.S. dollar-denominated securities which are determined by the Board of Directors to present minimal credit risks and which are of eligible quality as determined under the Rule.

    For purposes of calculating HLM International Equity and U.S. Mid-
Cap Growth Portfolios' net asset value, securities are valued as follows: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at their last sale price, or if there are no trades, at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless HLM and Delphi determine in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; (3) securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and ask prices; (4) securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market; (5) short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and (6) the value of other assets for which market quotations are not readily available will be determined in good faith by HLM and Delphi at fair value under procedures established by and under the general supervision of the Fund's Board of Directors.
Quotations of foreign securities denominated in a foreign currency are converted to a U.S. dollar-equivalent at exchange rates obtained from an automated pricing service at the bid price except for the Royal
Currencies (United Kingdom, Ireland, European Currency Unit,
Australia and New Zealand), which are valued at the ask price.

PURCHASES AND REDEMPTIONS

Purchases

There is no sales charge imposed by the Fund. The minimum initial investment in any Portfolio of the Fund is $100,000; additional purchases or redemptions may be of any amount.
With respect to purchases of fund shares through brokers: 1) a broker may charge transaction fees, and 2) duplicate mailings of Fund material to shareholders who reside at the same address may be eliminated.

The offering of shares of the Fund is continuous and purchases of shares of the Fund may be made on any Business Day. The Fund offers shares at a public offering price equal to the net asset value next determined after receipt of a purchase order.

Purchases of shares must be made by wire transfer of Federal funds. Share purchase orders are effective on the date when AMT Capital receives a completed Account Application Form (and other required documents) and Federal funds become available to the Fund in the Fund's account with the Transfer Agent as set forth below. The shareholder's bank may impose a charge to execute the wire transfer. The wiring instructions are:

Investors Bank & Trust Company, Boston, MA
ABA#: 011-001-438
Account Name: AMT Capital Services, Inc.
   - Fund Purchase Account
Account #: 933333333
Reference: AMT Capital Fund - (designate Portfolio and Class)


    In order to purchase shares on a particular Business Day, a purchaser must call AMT Capital at (800) 762-4848 or (212) 332-5211 prior to 12:00 noon Eastern time for the Money Market Portfolio and prior to the close of business (normally 4:00 p.m. Eastern time) for the HLM International Equity and U.S. Selected Growth Portfolios to inform the Fund of the incoming wire transfer and must clearly indicate which Portfolio is to be purchased. If Federal funds are received by the Fund that same day, the order will be effective on that day. If the Fund receives notification after the above-mentioned cut-off times, or if Federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that Federal funds are received. Shares purchased in the Money Market Portfolio will begin accruing dividends on the day Federal funds are received.


Redemptions

The Fund will redeem all full and fractional shares of the Fund upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. If such notice is received by the Transfer Agent by 12:00 noon Eastern time for the Money Market Portfolio and the close of business (normally 4:00 p.m. Eastern time) for the HLM International Equity and U.S. Selected Growth Portfolios on any Business Day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire the same day for the Money Market Portfolio and on the next Business Day for the HLM International Equity and U.S. Selected Growth Portfolios but within no more than seven business days from the date of receipt. If the notice is received on a day that is not a Business Day or after the above-mentioned cut-off times, the redemption notice will be deemed received as of the next Business Day.

There is no charge imposed by the Fund to redeem shares of the Fund; however, a shareholder's bank may impose its own wire transfer fee for receipt of the wire. Redemptions may be executed in any amount requested by the shareholder up to the amount such shareholder has invested in the Fund.

To redeem shares, a shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired (which account shall have been previously designated by the shareholder on its Account Application Form), the name of the shareholder and the shareholder's account number. Shares redeemed receive dividends up to and including the day preceding the day the redemption proceeds are wired.

A shareholder may change its authorized agent or the account designated to receive redemption proceeds at any time by writing to the Transfer Agent with an appropriate signature guarantee. Further documentation may be required when deemed appropriate by the Transfer Agent.

A shareholder may request redemption by calling the Transfer Agent at
(800) 247-0473. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. The Fund or the Transfer Agent employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine. If either the Fund or the Transfer Agent does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. The Fund or the Transfer Agent may require personal identification codes and will only wire funds through pre-existing bank account instructions. No bank instruction changes will be accepted via telephone.


Exchange Privilege

Shares of each Portfolio may be exchanged for shares of the other Portfolio or for other funds distributed by AMT Capital based on the respective net asset values of the shares involved in the exchange, assuming that shareholders wishing to exchange shares reside in states where these mutual funds are qualified for sale. The Fund's Portfolio minimum amounts of $100,000 would still apply. An exchange order is treated the same as a redemption followed by a purchase. Investors who wish to make exchange requests should telephone AMT Capital or the Transfer Agent.


DIVIDENDS

HLM International Equity Portfolio

    HLM International Equity Portfolio will declare and pay a dividend from its net investment income on an annual basis.

HLM International Equity Portfolio will distribute its realized net short-term capital gains (i.e. with respect to assets held one year or less) and net long-term capital gains (i.e. with respect to assets held more than one year) at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the distribution.

U.S. Selected Growth Portfolio

The U.S. Selected Growth Portfolio will declare and pay a dividend from its net investment income on an annual basis.

The U.S. Selected Growth Portfolio will distribute its net short-term and net long-term realized capital gains at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the distribution.

Money Market Portfolio

Money Market Portfolio will declare a dividend of its net investment income (which is composed of interest income, less expenses) daily and distribute such dividends monthly.

The Portfolio will distribute its realized net short-term capital gains (i.e. with respect to assets held one year or less) at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term capital gains in additional shares of the Portfolio at the net asset value on the date the distribution is declared.

In the unlikely event that the Portfolio realizes net long-term capital gains (i.e. with respect to assets held more than one year), it will distribute them at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such long-term capital gains in additional shares of the Portfolio at the net asset value on the date the ex-date of the distribution.

MANAGEMENT OF THE FUND

Board of Directors

The Board of Directors of the Fund are responsible for the overall management and supervision of the Fund. The Fund's Directors are:

Director                Profile

Robert B. Allardice,III Former Managing Director,
                        Morgan Stanley & Co.,
                        Incorporated (retired)

Patricia M. Gammon      Vice President, Blackstone Group; former Director of
                        Investments, Yale University.

Alan M. Trager          President of the Fund;
                        President and Director of
                        AMT Capital Advisers, Inc.
                        and AMT Capital Services,
                        Inc.; former Managing
                        Director, Morgan Stanley &
                        Co., Incorporated.


Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Fund - Board of Directors".

Investment Advisers and Sub-Advisers

   Subject to the direction and authority of the Fund's Board of Directors, AMT Capital Advisers provides investment advisory services to the Money Market Portfolio pursuant to the Investment Advisory
Agreement dated October 28, 1993, and the U.S. Selected Growth
Portfolio pursuant to the Investment Advisory Agreement dated
December 14, 1995. In addition to providing the office space, equipment and personnel necessary to manage the Money Market and U.S. Mid-
Cap Growth Portfolios, AMT Capital Advisers monitors the investment programs and results of the advisers and sub-advisers, coordinates their investment activities to ensure compliance with regulatory restrictions, and provides analytics and general investment consulting services to the Board of Directors of the Fund. AMT
Capital Advisers recommends sub-advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the sub-adviser's skill in managing assets using specific investment styles and strategies.

   Founded in late 1991 and organized as a Delaware corporation, AMT Capital Advisers, Inc., is a private investment and financial services firm, providing financial advisory and transaction execution services. The firm's clients are exclusively in the financial services industry and primarily include asset management firms, mutual funds, banks and brokerage firms. AMT Capital Advisers is registered with the Securities and Exchange Commission as an investment adviser. Its principals are former officers of Morgan Stanley. Its business address is 600 Fifth Avenue, New York, New York 10020.

The role of selecting, monitoring and evaluating any investment advisers or sub-adviser of the Fund for its Board of Directors is carried out by Eleanor T.M. Hoagland, Chief Portfolio Strategist and Senior
Vice President of AMT Capital Advisers. Ms. Hoagland is a former portfolio manager from J.P. Morgan. As a Managing Director for J.P. Morgan's International Mutual Funds group, Ms. Hoagland was responsible for strategic direction of the firm's approximately $9 billion in non-U.S.-based mutual funds, as well as overseeing the day-to-day operations of the group. During her 17 years with J.P. Morgan, she also served as a portfolio manager for domestic and international fixed income portfolios, and as a trader in municipal notes. Prior to joining J.P. Morgan, Ms. Hoagland was with the Federal Reserve Bank of
New York as a market analyst and assistant economist.

AMT Capital Advisers bears the expense of providing the above services and pays the fees of the sub-advisers to the Money Market and U.S. Selected Growth Portfolios. For its services, the U.S. Mid-
Cap Growth and Money Market Portfolios separately pay AMT
Capital Advisers a monthly fee at an annual rate of 0.75% and 0.25% respectively of its average daily net assets. The advisory fee paid by the U.S. Selected Growth Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolio.


Subject to the direction and authority of the Fund's Board of Directors, HLM provides investment advisory services to the HLM International Equity Portfolio pursuant to the Investment Advisory Agreement dated June 13, 1995. Under the Investment Advisory Agreement, HLM is responsible for providing investment research and advice, determining which portfolio securities shall be purchased or sold by the Portfolio, purchasing and selling securities on behalf of the Portfolio and determining how voting and other rights with respect to the portfolio securities of the Portfolio are exercised in accordance with the Portfolio's investment objective, policies, and restrictions. HLM also provides office space, equipment, and personnel necessary to manage the Portfolio.

   HLM, established in 1989, is a registered investment adviser that specializes in global investment management for private investors and institutions. HLM currently has $650 million under management.

HLM bears the expense of providing the above services to the Portfolio. For its services, the HLM International Equity Portfolio pays HLM a monthly fee at an annual rate of 0.75% of its average daily net assets. The advisory fee paid by the HLM International Equity
Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolio.

Delphi serves as sub-adviser for the U.S. Selected Growth Portfolio. The sub-adviser is employed by AMT Capital Advisers, subject to approval by the Board of Directors and the shareholders of the Portfolio.

Delphi has discretion to purchase and sell securities for the assets of the U.S. Selected Growth Portfolio in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by the Investment Adviser. Although the sub-adviser is subject to general supervision by the Fund's Board, officers and Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, Delphi will receive a monthly fee at an annual rate of 0.65% on the first $50 million of the Portfolio's average daily net assets and 0.60% of the Portfolio's average daily net assets thereafter by AMT Capital
Advisers out of the proceeds of the investment advisory fee described above.

Established in 1980, Delphi specializes in the identification of undervalued securities through the application of fundamental analysis. Delphi currently manages over $950 million in investment portfolios for a diverse group of clients which includes individuals, trusts and pension plans.

FFTW serves as sub-adviser for the Money Market Portfolio. The sub-adviser is employed by AMT Capital Advisers, subject to approval by the Board of Directors and the shareholders of the Portfolio. AMT Capital Advisers recommends sub-advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the sub-adviser's skill in managing assets using specific investment styles and strategies.

FFTW has discretion to purchase and sell securities for the assets of the Money Market Portfolio in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by the Investment Adviser. Although the sub-adviser is subject to general supervision by the Fund's Board, officers and Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, FFTW is paid a monthly fee at an annual rate of 0.10% of the average daily net assets of the Money Market Portfolio by AMT Capital
Advisers out of the proceeds of the investment advisory fee described above.

Founded in 1972, FFTW specializes in managing large portfolios of marketable fixed income securities for large pension funds, central banks, and other institutional investors. FFTW currently manages investment portfolios of approximately $21 billion.

Portfolio Managers

Adviser/                         Portfolio/
Address/                            Background
Portfolio Manger(s)



Harding, Loevner        HLM International Equity Portfolio
Management, L.P.        HLM, established in 1989, is a
50 Division Street      registered investment adviser
Somerville, NJ  08876   that specialized in global
                        management for private investors
                        institutions.  HLM currently has $650
                        million under management.



Portfolio Managers:     (a) Daniel D. Harding,
                        Chief Investment Officer of
                        Harding, Loevner
                        Management, L.P.  Prior to
                        founding the firm, Mr.
                        Harding served for ten
                        years as a senior
                        investment manager with
                        Rockefeller Financial
                        Services, Inc., the private
                        investment firm that
                        advises the Rockefeller
                        family and related charities.
                        At Rockefeller, he set
                        equity and fixed income
                        investment strategy and
                        spearheaded the
                        international diversification
                        of the firm's investments.
                        Mr. Harding graduated
                        with honors from Colgate
                        University and is a
                        Chartered Financial
                        Analyst.

                        (b) Simon Hallett, Senior
                        Portfolio Manager and
                        Principal of Harding,
                        Loevner Management, L.P.
                        Prior to joining the firm in
                        1991, Mr. Hallett served
                        seven years with Jardine
                        Fleming Investment
                        Management where he was
                        director in charge of a team
                        of six portfolio managers
                        investing in the markets of
                        Southeast and North Asia.
                        Mr. Hallett graduated with
                        honors from Oxford
                        University.

                        (c) David R. Loevner,
                        Chief Executive Officer of
                        Harding, Loevner
                        Management, L.P.
                        Mr. Loevner's prior
                        experience includes nine
                        years with the Rockefeller
                        family office, where he
                        managed equity portfolios
                        and developed new
                        financial planning and asset
                        allocation techniques.  In
                        1987, he relocated to Hong
                        Kong to open Rockefeller's
                        first Asian office and
                        manage a regional
                        investment program
                        comprising both quoted
                        and private venture
                        investments.  Before
                        joining Rockefeller,
                        Mr. Loevner was an
                        economist with the World
                        Bank.  He graduated
                        summa cum laude from
                        Princeton University and,
                        as a Sachs scholar,
                        received graduate degrees
                        from Oxford University.

Delphi Asset Management U.S. Selected Growth Portfolio
485 Madison Ave.,       Delphi, founded in 1980, is a
20th Floor              registered investment adviser
New York, NY 10022      which offers investment
                        management services.
                        Presently the firm manages
                        more than $950 million in
                        assets for a diverse group of
                        clients which includes
                        individuals, trusts, estates,
                        pension plans and family and
                        charitable organizations.


Portfolio Manager:      Susan Hirsch, Portfolio
                        Manager.  Ms. Hirsch is
                        responsible for the
                        management of the U.S.
                        Selected Growth Portfolio.
                        She joined Delphi in 1996
                        from Lehman Brothers
                        Global Asset Management
                        Inc. where she was the
                        portfolio manager for the
                        Lehman Selected Growth
                        Stock Portfolio since its
                        inception in May, 1994.  Prior
                        to that, Ms. Hirsch was a Senior
                        Vice President at Lehman
                        Brothers, where she had primary
                        responsibility for the selection of
                        investments for the Lehman
                        Brothers Selected Growth Stock
                        List.  Ms. Hirsch
                        holds a B.S. in accounting
                        from Brooklyn College and
                        is a member of the Financial
                        Analysts Federation and the
                        New York Society of
                        Securities Analysts.  Ms. Hirsch is a
                        member of the Instituional Investor
                        Magazine's 1993, 1992, and 1991
                        All -America Research Team for Small
                        Growth Stocks.

Fischer Francis Trees   Money Market Portfolio
& Watts, Inc.           Organized in 1972, FFTW is
200 Park Avenue         a registered investment
New York, NY  10166     adviser and a New York
                        corporation that currently
                        manages approximately  $21
                        billion in assets entirely in
                        fixed-income portfolios for
                        65 major institutional clients
                        including banks, central
                        banks, pension funds and
                        other institutional clients.

Portfolio Managers:     (a) David J. Marmon,
                        Portfolio Manager.  Mr.
                        Marmon is responsible for
                        management of the U.S.
                        short-term portfolios. He
                        joined FFTW in 1990 from
                        Yamaichi HLM
                        International (America)
                        where he was head of
                        futures and options
                        research. Mr. Marmon was
                        previously a financial
                        analyst and strategist at the
                        First Boston Corporation,
                        where he developed
                        hedging programs for
                        financial institutions and
                        industrial firms.  Mr.
                        Marmon has a B.A. summa
                        cum laude in economics
                        from Alma College and an
                        M.A. in economics from
                        Duke University.

                        (b) Stewart M. Russell,
                        Portfolio Manager.  Mr.
                        Russell is also responsible
                        for management of the U.S.
                        short-term portfolios.
                        He joined FFTW in 1992
                        from the short-term
                        proprietary trading desk in
                        the global markets area of
                        J.P. Morgan, where he was
                        responsible for proprietary
                        positioning of U.S. and
                        non-U.S. government
                        obligations, corporate
                        bonds, and asset-backed
                        securities.  Earlier at the
                        bank, Mr. Russell managed
                        the short-term interest rate
                        risk group, coordinating a
                        $10 billion book of assets
                        and liabilities.  Mr. Russell
                        holds a B.A. in government
                        from Cornell University
                        and an M.B.A. in finance
                        from New York University.

Administrator

Pursuant to an Administration Agreement between the Fund and AMT Capital Services, Inc., dated as of June 13, 1995, AMT Capital provides for administrative services to, and assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

The HLM International Equity, U.S. Selected Growth and Money
Market Portfolios pay AMT Capital a monthly fee at an annual rate of 0.15%, 0.15%, and 0.10% respectively, of their average daily net assets.

   Founded in early 1992, AMT Capital Services is a registered broker-dealer whose senior managers are former officers of Morgan Stanley and the Vanguard Group, where they were responsible for the administration and distribution of The Pierpont Funds, a $5 billion fund complex now owned by J.P. Morgan, and the private label administration group of Vanguard, which administered nearly $10 billion in assets for 45 portfolios, respectively.

AMT Capital acts as an independent, third-party administrator responsible for managing all aspects of the Fund's operations. It focuses on selecting, managing, and replacing, if necessary, the other service providers to the Fund to secure the best service at the best prices available on the market.

Direct Expenses

Those fees and expenses paid directly by the Fund may include the fees of independent auditors, transfer agent and dividend disbursing agent, and custodian; the expense of obtaining quotations for calculating the value of each Portfolio's net assets; taxes, if any, and the preparation of each Portfolio's tax returns; brokerage fees and commissions; interest; costs of Board of Director and shareholder meetings; the expense of printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of members of the Board of Directors who are not directors, officers, employees or stockholders of the Investment Adviser or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.

TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in a Portfolio, including the status of distributions from each Portfolio under applicable state or local law.


Federal Income Taxes

    Each Portfolio intends to qualify for and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue
Code of 1986, as amended. To qualify, a Portfolio must meet certain income, distribution and diversification requirements. In any year in which a Portfolio qualifies as a RIC and distributes all of its taxable income and substantially all of its net tax-exempt interest income on a timely basis, the Portfolio will not pay U.S. federal income or excise tax. If in any year a Portfolio should fail to qualify as a regulated investment company, the Portfolio would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Portfolio. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

Each Portfolio intends to distribute all of its taxable income and net tax-exempt interest income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects, on the Account Application
Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by a Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Fund shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. If a portion of the HLM International Equity and U.S. Selected Growth Portfolios' income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction. None of the amounts treated as distributed by the Money Market Portfolio are expected to be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Any gain or loss realized by a shareholder upon the sale or other disposal of shares of a Portfolio, or upon receipt of a distribution in a complete liquidation of the Portfolio, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before the ending 30 days after the date that the shares are disposed of.

Each Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability. Income received by HLM International Equity Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In certain circumstances, the Portfolio may be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign income and similar taxes paid by the Portfolio. Each shareholder will be notified within 60 days after the close of a Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for the year. Further information relating to tax consequences is contained in the Statement of Additional Information.


Ordinary income dividends paid by the Fund to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is "effectively connected" with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S.
withholding tax.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Fund and its shareholders. As noted above, IRAs receive special tax treatment. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Fund or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Fund should consult their tax advisers with specific reference to their own tax situation.

State and Local Taxes

A Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of a Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in a Portfolio.

SHAREHOLDER INFORMATION

Description of the Fund

The Fund was established under Maryland law by the filing of its Articles of Incorporation on August 3, 1993. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional Portfolios, each of which may issue separate classes of shares. Currently, the Fund has three separate Portfolios.

Each of the HLM International Equity Portfolio and the Money Market Portfolio issues a single class of shares. The U.S. Selected Portfolio, in addition to the Class A shares offered in this Prospectus, offers another class of shares, Class B shares, in a separate Prospectus. Both classes represent proportionate interests in the U.S. Selected Growth Portfolio, but the Class B shares may have different sales charges and other expenses than the Class A shares, which may affect investment returns. Investors may obtain information concerning the Class B shares of the U.S. Selected Growth Portfolio by contacting AMT
Capital at the address or telephone number set forth below under "Shareholder Inquiries."

Voting Rights

Each share of common stock of a Portfolio or class is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Portfolio and class vote together on any matter submitted to shareholders, except when otherwise required by the Investment
Company Act of 1940 or when a matter affects the interests of each Portfolio or class in a different way, in which case the shareholders of each Portfolio or class vote separately. If the directors determine that a matter does not affect the interests of a Portfolio or class, then the shareholders of that Portfolio or class will not be entitled to vote on that matter. Approval of the investment advisory agreements are matters to be determined separately by each Portfolio (but not by each class of a Portfolio).

The election of the Fund's Board of Directors and the approval of the Fund's independent auditors are voted upon by shareholders on a Fund-wide basis. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances.

Directors may be removed by shareholders at a special meeting. A special meeting of the Fund shall be called by the Directors upon written request of shareholders owning at least 10% of the Fund's outstanding shares. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if
Section 16(c) of the 1940 Act were applicable.



OTHER PARTIES

Custodian and Accounting Agent

Investors Bank & Trust Company, P.O. Box 1537, Boston,
Massachusetts 02205-1537, is Custodian for the securities and cash of the Fund and Accounting Agent for the Fund.

Transfer and Dividend Disbursing Agent

Investors Bank & Trust Company, P.O. Box 1537, Boston,
Massachusetts 02205-1537, is Transfer Agent for the shares of the Fund, and Dividend Disbursing Agent for the Fund.

Legal Counsel

Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C.
20005-1208, are legal counsel for the Fund.

Independent Auditors

Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019 are the independent auditors for the Fund.



SHAREHOLDER INQUIRIES

   Inquiries concerning the Fund may be made by writing to AMT
Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or by calling AMT Capital at (800) 762-4848 [or (212) 332-5211, if within New York City].






        AMT CAPITAL FUND, INC.

U.S. Selected Growth Portfolio - Class B Shares

           Prospectus - March 6, 1996


   AMT Capital Fund, Inc. (the "Fund") is an open-end management investment company (a "mutual fund") that currently has three portfolios, of which the U.S. Selected Growth Portfolio - Class B shares ("U.S. Selected Growth" or the "Portfolio") is offered by this Prospectus.
Class A shares of U.S. Selected Growth are available through a separate Prospectus. Shares of the Portfolio may be purchased through AMT Capital Services, Inc. ("AMT Capital"), the exclusive distributor or through brokers which have dealer agreements with AMT Capital.


The U.S. Selected Growth Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of small- and medium-sized U.S. companies which the sub-adviser believes have the potential for above-average capital appreciation. No assurance can be given that the Portfolio's investment objective will be attained.


   This Prospectus sets forth concisely the information that a prospective investor should know before investing. It should be read and retained for future reference. A Statement of Additional Information dated March 6, 1996 containing additional information about the Fund (the Statement of Additional Information), has been filed with the Securities and Exchange Commission
(the "Commission") and is incorporated by reference into this Prospectus.
It is available without charge and can be obtained by calling or writing AMT Capital Services, Inc. at the telephone numbers or address listed on the cover of this Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE
COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
PROSPECTUS.  ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio or its Distributor. This Prospectus does not constitute an offering by the Portfolio or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

TABLE OF CONTENTS


Prospectus Highlights                           3

Portfolio Expenses                              4

Financial Highlights                            5

The Fund                                        5

Investment Objective                            5

Investment Policies                             6

Descriptions of Investments and
Investment Techniques                           7

Risks Associated with the Portfolio's
Investment Policies and Investment
Techniques                                     12

Investment Restrictions                        15

Brokerage Practices                            16

Yields and Total Return                        16

Distribution of Portfolio Shares               16

Determination of Net Asset Value               17

Purchases and Redemptions                      18

Dividends                                      20

Management of the Portfolio                    21

Tax Considerations                             23

Shareholder Information                        25

Other Parties                                  26

Shareholder Inquiries                          27



PROSPECTUS HIGHLIGHTS


   The U.S. Selected Growth Portfolio's investment objective is to seek long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of small- and medium-sized U.S. companies which the sub-adviser believes have the potential for above-average capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.



Investment Advisers and Sub-Advisers

AMT Capital Advisers, Inc. (the "AMT Capital Advisers") serves as investment adviser to U.S. Selected Growth Portfolio, providing the Portfolio with business and asset management services, including selection, evaluation, and monitoring of the sub-adviser to the Portfolio. AMT Capital Advisers also provides performance reporting, portfolio analytics, and other support to the Fund's Board of Directors relating to the selection, evaluation, and monitoring of the investment advisers and sub-advisers of the Fund.

Delphi Asset Management ("Delphi") serves as sub-adviser to U.S.
Selected Growth. Delphi is employed and supervised by AMT Capital Advisers, subject to approval by the Board of Directors of the Fund and its shareholders. For more information, refer to "Management of the Portfolio."

Administrator and Distributor

AMT Capital serves as Administrator to the Fund, supervising the general day-to-day business activities and operations of the Portfolio other than investment advisory activities. AMT Capital also serves as the exclusive distributor of shares of the Fund's Portfolios. For more information, refer to "Management of the Portfolio."

How to Invest

   Class B Shares of the Portfolio may be purchased through any broker which has a dealer agreement with AMT Capital, the principal underwriter for the shares of the Portfolio. Class B Shares of the Portfolio are available without any sales charges at their net asset value next determined after receipt of the order. Investors are subject to a minimum initial investment requirement of $5,000, and a minimum subsequent investment requirement of $1,000. However, for Individual Retirement Accounts ("IRAs") and Self-Employed Retirement Plans, the minimum initial investment requirement is $2,000 and the minimum subsequent investment requirement is $1,000 and for certain qualified retirement plans, the minimum initial and subsequent investment requirement is $500. The Portfolio also offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Class B shares in an amount not less than $100. For more information, refer to Purchase and Redemption of Shares.


How to Redeem Shares

Shares of the Portfolio may be redeemed, without charge, at their next determined net asset value after receipt by the Transfer Agent of the redemption request from the shareholder or a broker that has a dealer agreement with AMT Capital.


Risks

   Prospective investors should consider certain risks associated with an investment in the Portfolio. There is no assurance that the Portfolio will achieve its investment objective. The U.S. Selected Growth Portfolio invests mostly in equity securities of small-and medium-sized companies. Securities of small- and medium-sized companies may be subject to significant price fluctuation and above-average risks relative to investments in securities of larger companies. See "Investment
Objectives and Policies", "Descriptions of Investments", "Risks
Associated with the Portfolio's Investment Policies and Investment
Techniques".


PORTFOLIO EXPENSES

The following table illustrates the expenses and fees that an investor in the Portfolio can expect to incur. The purpose of this table is to assist the investor in understanding the various expenses that an investor in the Portfolio will bear directly or indirectly.

Shareholder Transaction Expenses

  Sales Load Imposed on Purchases                None
  Sales Load Imposed on Reinvested Dividends     None
  Deferred Sales Load                            None
  Redemption Fees                                None
  Exchange Fees                                  None

Annual Portfolio Operating Expenses (shown as a percentage of average daily net assets)

                                        Other   Total Other     Total Operating
           Advisory  12b-1  Adminis-  Expenses   Expenses          Expenses
                            tration    (After     (After            (After
           Fees      Fees   Fees   reimbursement  reimbursement  reimbursement

   U.S.    0.75%     1.00%   0.15%        0.20%(a)    0.35% (a)       2.10% (a)
Selected
Growth
Portfolio
- Class B
Shares

   (a) Per an agreement with the Investment Adviser, sub-adviser and the administrator, the total operating expenses (on an annualized basis) of the U.S. Selected Growth Portfolio - Class B Shares' average daily net assets are capped at 2.10%. Without such cap, the total operating expenses (on an annualized basis) are estimated to be 2.27% (of which 0.37% is "other expenses"). Other expenses include approximately 0.10% (on an annualized basis) of shareholder-related expenses.

The following table illustrates the expenses that an investor would pay on each $1,000 increment of its investment over various time periods, assuming a 5% annual return. As noted in the table above, the Portfolio charges no redemption fees of any kind. Long-term shareholders in mutual funds with Rule 12b-1 fees, such as the Portfolio, may pay more than the economic equivalent of the maximum fron-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

Expenses Per $1,000 Investment

                                     1 Year   3 Years    5 Years     10 Years
   U.S. Selected Growth Portfolio
- Class B Shares                      $21       $66       $113       $243


These examples should not be considered a representation of future expenses or performance. Actual operating expenses and annual returns may be greater or less than those shown.


FINANCIAL HIGHLIGHTS

   The U.S. Selected Growth Portfolio commenced operations on March 6, 1996. Prior to that date the Portfolio's operating history was that of Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio (the "Lehman Portfolio"). Shareholders of the Lehman Portfolio approved a reorganization of the Lehman Portfolio into U.S. Selected Growth Portfolio on January 23, 1996. The financial information for the period ended December 31, 1995 in the following table has been audited in conjunction with the audit of the financial statements of the Lehman Portfolio by Ernst & Young LLP, independent auditors. The audited financial statements for the period ended December 31, 1995 are incorporated by reference in the Statement of Additional Information. The financial information should be read in conjunction with the financial statements which can be obtained upon request without charge.

The following financial highlights are from the Lehman Portfolio.

                                  For the       For the    For the Period
                               Period Ended    Year Ended   from 5/20/94*
 					                          12/31/95**      7/31/95      to 7/31/94
        _____________________________________________________________________




Per Share Data
Net asset value,
beginning of period            $     13.34      $     9.73   $    10.00

Income From Investment
Operations
Investment income (loss), net+      (0.10)          (0.15)         0.01

Net realized and unrealized gain
(loss) on investments                1.51            3.77        (0.28)

  Total from investment operations   1.41            3.62        (0.27)

Dividends from
net investment income                   -             0.01           -

Dividende from net realized gain
investments                          1.28             -##            -

  Total dividends                    1.28            0.01           -

Net asset value, end of period  $   13.47       $   13.34   $     9.73

Total Return++                     10.82%          37.27%       (2.70%)

Ratios/Supplemental Data
Net assets, end of period
(in 000s)                         $44,193         $39,124      $26,341

Ratio of operating expenses
to average net assets+++             2.09%***        2.10%        2.04%***

Ratio of net investment income
(loss) to average net assets       (1.85%)***       (1.32%)      (1.06%)***

Portfolio turnover rate               93%            192%          33%




*Commenced operations on May 20, 1994.
**The Portfolio's fiscal year end was changed from July 31 to December 31. **Annualized.
+ Net investment income (loss) per share before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the fiscal period ended December 31, 1995, for the year ended July 31, 1995 and the period ended July 31, 1994 was ($0.10), ($0.19) and $0.00, respectively. ++Total return represents aggregate total return for the periods indicated and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
+++ Annualized operating expense ratios before waiver of fees and/or expenses reimbursed by Investment Adviser and Administrator for the fiscal period ended December 31, 1995, for the year ended July 31, 1995 and the period ended July 31, 1994 were 2.26% 2.46% and 3.42%, respectively.
## Amount is less than $0.01 per share.


AMT CAPITAL FUND, INC.

AMT Capital offers smaller institutions and substantial private investors an opportunity to gain access to the money management expertise of some of the top investment advisers in the country at fees which, until now, have been available only to larger institutions.

   Prior to founding AMT Capital in early 1992, its senior managers were former officers of Morgan Stanley and the Vanguard Group. Having worked with top investment advisers for many years, AMT Capital has now been able to assemble those advisers' products in a format that is accessible to and inexpensive for smaller institutions and substantial private investors. AMT Capital believes its advisers have strong track records of competing successfully in domestic and global markets and have created some of the most innovative products currently available.

AMT Capital Fund, Inc. provides three Portfolios managed by these investment advisers and sub-advisers, and other, similar investment funds are available through AMT Capital. For more information on the fund products we offer, please contact your AMT Capital account executive.


INVESTMENT OBJECTIVE

The investment objective of the U.S. Selected Growth Portfolio is to seek long-term capital appreciation. The Portfolio seeks to achieve its objective by investing primarily in equity securities of small- and medium-sized U.S. companies which the sub-adviser believes have the potential for above-average capital appreciation.

Except as otherwise indicated, the investment policies may be changed at any time by the Fund's Board of Directors to the extent that such changes are consistent with the investment objectives of the applicable Portfolio. However, the Portfolio's investment objective is fundamental and may not be changed without a majority vote of the Portfolio's outstanding shares, which is defined as the lesser of (a) 67% of the shares of the Portfolio present or represented if the holders of more than 50% of the shares are present or represented at the shareholders' meeting, or (b) more than 50% of the shares of the Portfolio
(hereinafter, "majority vote").

INVESTMENT POLICIES


U.S. Selected Growth Portfolio

The U.S. Selected Growth Portfolio will, under normal market conditions, invest primarily in equity securities of companies which the sub-adviser believes have the potential for above-average capital appreciation. Such securities will be primarily those of small- and medium-sized companies. Although the Portfolio may receive current income from dividends, interest and other sources, income is only an incidental consideration of the Portfolio. The Portfolio may invest up to 20% of its total assets in equity securities of larger companies (i.e., those with total annual revenues in excess of $1 billion or a market capitalization in excess of $2.5 billion).

For temporary defensive purposes, the Portfolio may invest, without limit (except for the limitations described under "Investment Restrictions"), in U.S. government and agency securities and in the types of high-quality short-term securities described under the caption "Description of Investments" below.

In selecting equity securities of companies with above-average growth potential, the sub-adviser employs a disciplined investment methodology under which (i) a fundamental analysis is performed on specific issuers, (ii) quantitative models are applied to assess the relative attractiveness of issuers with fundamental characteristics deemed to be favorable, (iii) investments are selected in a manner intended to achieve diversification across broad industry sectors, and
(iv) investments are monitored on an ongoing basis with respect to fundamental characteristics and quantitative projections.

   Fundamental Analysis. In selecting equity securities, the sub-adviser, Delphi Asset Management initially applies a fundamental analysis on specific issuers. The Portfolio focuses on companies which have relatively unleveraged capital structures (generally where debt represents less than one-third of total capitalization), small- and medium-sized companies which have total annual revenues of less than $1 billion and a market capitalization of less than $2.5 billion, companies which satisfy certain benchmarks with respect to their internal rates of return, and companies with high cash flows relative to market capitalization. Delphi also seeks to identify companies with certain business characteristics which it deems favorable, such as strong brand name recognition, a franchise or service that can be easily replicated but is expensive to duplicate in a defined market niche, and service companies which compete based primarily on quality of service rather than price. Delphi also seeks companies where a significant proportion of revenues is derived from reorder activity as opposed to companies which are dependent on product life cycles. Delphi may select companies that do not satisfy all of the foregoing fundamental criteria, however, if the overall mix of characteristics is deemed favorable.

Quantitative Models. After selecting equity securities with fundamental characteristics deemed by Delphi to be favorable, Delphi applies three distinct quantitative models to assess the relative attractiveness of the securities identified as having favorable fundamental characteristics. In applying the quantitative models, Delphi seeks to select securities with projected earnings growth rates of 15% or higher over the following three years. In addition, Delphi seeks to use the models to identify securities with favorable risk/reward characteristics. Among the models employed by Delphi are a valuation model which places a value on growth relative to the long-term interest rate environment, an earnings momentum model, which seeks to identify companies most likely to experience an upward revision in earnings targets, and an earnings stability model, which emphasizes the consistency of growth. There can of course be no assurance that the models will predict accurately the performance of particular securities.

Industry Diversification. Once equity securities are identified by Delphi as having favorable fundamental and quantitative characteristics, Delphi selects stocks in a manner intended to achieve diversification across broad industry sectors. Delphi divides companies into four broad industry classifications:
Business/Industrial Service, Consumer Service, Health Care and Technology. Delphi expects that a substantial proportion of its investments will be comprised of companies in each of these sectors. However, Delphi does not seek an equal balance among sectors but instead allocates investments in each of these sectors based upon its expectations as to the relative future performance of each sector. Although the Portfolio is subject to an investment limitation which generally prohibits it from investing 25% or more of its total assets in a single industry, the four industry classifications employed by Delphi are substantially broader than the term "industry" as used in the foregoing investment limitation and as interpreted by the staff of the Securities and Exchange Commission (the "SEC"). See "Investment Objective and Policies - Investment Limitations."

Ongoing Monitoring. Delphi will monitor its investments on an ongoing basis with respect to, among other things, the continuing presence of favorable fundamental characteristics, the performance of investments compared with projections of the quantitative models, and changing prospects for the industry sectors. Delphi will also review other investment opportunities on an ongoing basis and will alter its investment portfolio as it deems appropriate.

Portfolio Turnover.   The Portfolio's annual turnover rate generally will
not exceed 100%.


DESCRIPTIONS OF INVESTMENTS

The following briefly describes some of the different types of securities in which the Portfolio may invest and investment techniques in which the Portfolio may engage, subject to its investment objectives and policies.
For a more extensive description of these assets and the risks associated with them, see the Statement of Additional Information.

Equity Securities. The Portfolio will invest in various types of equity securities, including common stocks, preferred stocks, convertible securities, American Depository Receipts ("ADRs"), rights and warrants.
The stocks that the Portfolio will invest in may be either growth-oriented or value-oriented. Growth-oriented stocks are the stocks of companies that are believed to have internal strengths, such as good financial resources, a satisfactory rate of return on capital, a favorable industry position, and superior management. Value-oriented stocks have lower price multiples (either price/earnings or price/book) than other stocks in their industry and can sometimes also display weaker fundamentals such as growth of earnings and dividends. Rights and warrants are instruments which give the holder the right to purchase the issuer's securities at a stated price during a stated term.


ADRs typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Unsponsored ADRs differ from sponsored ADRs in that the establishment of unsponsored ADRs is not approved by the issuer of the underlying securities.

U.S. Treasury and other U.S. Government and Government Agency
Securities The Portfolio may purchase securities issued by or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States ("U.S. Government Securities"). The Portfolio may also purchase securities issued by a U.S. Government-sponsored enterprise or federal agency that is supported either by its ability to borrow from the U.S. Treasury (e.g., Student Loan Marketing
Association) or by its own credit standing (e.g., Federal National
Mortgage Association). Such securities do not constitute direct obligations of the United States but are issued, in general, under the authority of an Act of Congress.

Bank Obligations The Portfolio may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers' acceptances, letters of credit, bank notes, deposit notes, Eurodollar or Yankeedollar time deposits, Eurodollar or Yankeedollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes and custodial receipts.

Corporate Debt Instruments The Portfolio may purchase commercial paper, short-term notes and other obligations of U.S. and foreign corporate issuers meeting the Portfolio's credit quality standards (including variable rate notes).

Repurchase Agreements The Portfolio may enter into repurchase agreements under which a bank or securities firm (that is a dealer in U.S. Government Securities reporting to the Federal Reserve Bank of New
York) agrees, upon entering into the contract, to sell U.S. Government Securities to the Portfolio and repurchase such securities from the Portfolio at a mutually agreed-upon price and date. Repurchase agreements will generally be restricted to those that mature within seven days. Securities subject to repurchase agreements will be held by the Portfolio's custodian, sub-custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act. The Portfolio will engage in such transactions with parties selected on the basis of such party's creditworthiness and will enter into repurchase agreements only with financial institutions which are deemed by the Investment Adviser and sub-adviser to be in good financial standing and which have been approved by the Board of Directors.

   Reverse Repurchase Agreements The Portfolio may enter into reverse repurchase agreements under which a primary or reporting dealer in U.S. Government Securities purchases U.S. Government Securities from the Portfolio and the Portfolio agrees to repurchase the securities at an agreed-upon price and date.

   Commission rules require either that securities sold by the Portfolio under a reverse repurchase agreement be segregated pending repurchase or that the proceeds be segregated on the Portfolio's books and records pending repurchase. The Portfolio will maintain a segregated custodial account containing cash, U.S. Government Securities or other appropriate high-grade debt securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, and will subsequently monitor the account to ensure such equivalent value is maintained until payment is made. Reverse repurchase agreements will generally be restricted to those that mature within seven days. The Portfolio will engage in such transactions with parties selected on the basis of such party's creditworthiness.

Convertible Securities. The Portfolio may invest in convertible preferred or dept securities which are securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible fixed income securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

When-Issued Securities. The Portfolio may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. The Portfolio will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio's custodian will maintain in a segregated account cash and liquid high-grade debt securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Derivatives. The Portfolio is authorized to use various hedging and investment strategies described below to hedge broad or specific market movements, or to seek to increase the Portfolio's income or gains.
The Portfolio may purchase and sell (or write) exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity indices and other financial instruments and enter into financial futures contracts (collectively, these transactions are referred to in this Prospectus as "Derivatives").

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased by the Portfolio resulting from securities market to protect the Portfolio's unrealized gains in value of its securities, to facilitate the sale of those securities for investment purposes, to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Portfolio's income or gain. The Portfolio may use any or all types of Derivatives at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any Derivates will be a function of numerous variables, including market conditions. The ability of the Portfolio to utilize Derivatives successfullly will depend on, in addition to the factors described above, Delphi's ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Portfolio's securities. The Portfolio is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")) and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Portfolio may enter into such transactions for purposes other than bona fide hedging if, immediatley thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Portfolio's portfolio, provided, further, that, in the case of an otpion that is in-the-money, the in-the-money amount may be exclulded in calculating the 5% limitaiton. The use of certain Derivatives will require that the Portfolio segregate cash, liquid high grade debt obligations or other assets to the extent the Portfolio's obligations are not otherwise "covered" through ownership of the underlying security or financial instrument.

Futures Contracts The Portfolio may use stock index futures contracts ("futures contracts") as a hedge against the effects of changes in the market value of the stocks comprising the relevant index. In managing its cash flows, the Portfolio may also use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement to purchase or sell a specified amount of designated securities for a set price at a specified future time. At the time the Portfolio enters into a futures transaction, it is required to make a performance deposit ("initial margin") of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually marked to market. The Portfolio will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

If the Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset in whole or in part, by a loss on the futures contract. If instead the Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., purchases and redemptions of Portfolio shares).
Under normal market conditions, futures contracts positions may be closed out on a daily basis.

Stock Index Options    The Portfolio may purchase or sell options on
stock indices on U.S. and foreign exchanges or in the over-the-counter markets. An option on a stock index permits the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Portfolio will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

Options on Futures Contracts The Portfolio may purchase or sell options on futures contracts as an alternative to buying or selling futures contracts. Options on futures contracts are similar to options on the security underlying the futures contracts except that options on stock index futures contracts give the purchaser the right to assume a position at a specified price in a stock index futures contract at any time during the life of the option. The Portfolio will segregate cash, U.S.
Government securities or other high grade debt obligations in an amount sufficient to meet its obligations under these transactions.

A detailed discussion of Derivatives, including applicable requirements of the CFTC, and special risks associated with such strategies, appears in the Statement of Additional Information.

   Warrants. The Portfolio may invest up to 5% of the value of its net assets (valued at the lower of cost or market) in warrants for equity securities, which are securities permitting, but not obligating, their holder to subscribe for other equity securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Securities Lending.   The Portfolio may lend securities to banks,
broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, securities of the U.S. government and its agencies, other high quality liquid investments, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities.
Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceeds 33 1/3% of its total assets. The Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. However, the Portfolio normally pays lending fees and related expenses from the interest earned on invested collateral. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. However, loans are made only to borrowers which are deemed by the Investment Advisers and/or sub-advisers to be of good financial standing. The Portfolio may invest cash collateral it receives in connection with a loan of securities in securities of the U.S. Government and its agencies and other high quality short-term debt instruments. For purposes of complying with the Portfolio's investment policies and restrictions, collateral received in connection with securities loans will not be deemed an asset of the Portfolio unless otherwise required by law. See the Statement of Additional Information for further information regarding loan transactions.

RISKS ASSOCIATED WITH THE FUND'S INVESTMENT
POLICIES AND INVESTMENT TECHNIQUES

A more detailed discussion of the risks associated with the investment policies and investment techniques of the Portfolio appears in the Statement of Additional Information.

Small-and Medium Sized Companies Securities. Securities of the kinds of companies in which the Portfolio invests may be subject to significant price fluctuation and above-average risk. Stocks of small- and medium-sized companies are more volatile than stocks of larger companies. The Portfolio may invest in relatively new or unseasoned companies which are in their early states of development, or small companies positioned in new and emerging industries. Securities of small and unseasoned companies present greater risks than securities of larger, more established companies. The companies in which the Portfolio may invest may have relatively small revenues and limited product lines, and may have a small share of the market for their products or services. Smaller companies may lack depth of management. They may be unable internally to generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms. They may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, smaller companies may incur significant losses.

Derivatives and Hedging. The Portfolio may engage in hedging and other strategic transactions and certain other investment practices may entail certain risks.

   Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Delphi's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in greater losses than if they had not been used. Use of put and call options could result in losses to the Portfolio, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values or cause the Portfolio to hold a security it might otherwise sell. The use of options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Portfolio could create the possibility that losses on the Derivative will be greater than gains in the value of the Portfolio's position. The loss from investing in futures transactions which are unhedged or uncovered, is potentially unlimited. In addition, futures and options markets could be illiquid in some circumstances and over-the-counter options could have no markets. The Portfolio might not be able to close out certain positions without incurring substantial losses. To the extent the Portfolio utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Portfolio that might result form an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of Derivatives will reduce the Portfolio's net asset value, and possibly income, and the losses may be greater than if Derivatives had not been used.
Additional information regarding the risks and special considerations associated with Derivatives appears in the Statement of Additional Information.

   Illiquid and Restricted Securities. The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities. Illiquid securities are securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the investments, and include securities with legal or contractual restrictions on resale, time deposits, repurchase agreements having maturities longer than seven days and securities that do not have readily available market quotations. In addition, the Portfolio may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the counter. These factors may have an adverse effect on the Portfolio's ability to dispose of particular securities and may limit the Portfolio's ability to obtain accurate market quotations for purposes of valuing securities and calculating net asset value and to sell securities at fair value. If any privately placed securities held by the Portfolio are required to be registered under the securities laws of one or more jurisdictions before being resold, the Portfolio may be required to bear the expenses of registration. The Portfolio may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act
("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. The Portfolio may also invest in commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. If a particular investment in Rule 144A securities, Section 4(2) paper or private placement securities is not determined to be liquid, that investment will be included within the 15% limitation on investment in illiquid securities. The ability to sell Rule 144A securities to qualified institutional buyers is a recent development and it is not possible to predict how this market will mature. Delphi will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

Repurchase and Reverse Repurchase Agreements. In the event the other party to a repurchase agreement or a reverse repurchase agreement becomes subject to a bankruptcy or other insolvency proceeding or such party fails to satisfy its obligations thereunder, the Portfolio could (i) experience delays in recovering cash or the securities sold (and during such delay the value of the underlying securities may change in a manner adverse to the Portfolio) or (ii) lose all or part of the income, proceeds or rights in the securities to which the Portfolio would otherwise be entitled. Reverse repurchase agreements involve the risk that the market value of the portfolio securities sold by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase.


INVESTMENT RESTRICTIONS

The following investment restrictions apply to the Portfolio and may be changed only by the majority vote of the Portfolio's outstanding shares. Accordingly, the Portfolio may not:

        (a) invest more than 5% of its total assets in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Portfolio's total assets.

        (b) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities.

        (c) borrow money, except through reverse repurchase agreements or dollar roll transactions or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will the Portfolio borrow for leveraging purposes. In addition, although not a fundamental policy, the Portfolio will repay any money borrowed before any additional portfolio securities are purchased. See the Statement of Additional Information for a further description regarding reverse repurchase agreements.

        (d) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate and securities of companies that deal in real estate or mortgages) or real estate limited partnerships, or purchase or sell physical commodities or contracts relating to physical commodities.

The above percentage limits are based upon current asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction which was in compliance with the investment restrictions at the time such transaction was effected. See the Statement of Additional Information for other investment limitations.

BROKERAGE PRACTICES

Delphi will place its own orders to execute the securities transactions which are designed to implement the applicable investment objective and policies of the Portfolio. The adviser and sub-adviser will use their reasonable efforts to execute all purchases and sales with brokers, dealers and banks on a best available price and most favorable execution basis.
The full range and quality of services offered by the executing broker or dealer is considered when making these determinations. Neither the adviser, the sub-adviser nor any of its officers, affiliates, or employees will act as principal or receive any compensation from the Portfolio in connection with the purchase or sale of investments for the Portfolio. Consistent with the foregoing, the sub-adviser to the Portfolio may, at times, place orders with brokers that have sold shares of the Portfolio.

YIELDS AND TOTAL RETURN

The Portfolio's yield for any 30-day (or one month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semiannual basis.

The Portfolio may from time to time advertise its total return. Any total return quotations advertised will reflect the average annual compounded rate of return during the designated time period based on a hypothetical initial investment and the redeemable value of that investment at the end of the period.

The Portfolio will at times compare its performance to applicable published indices, and may also disclose its performance as ranked by certain analytical services. See the Statement of Additional Information for more information about the calculation of yields and total returns. Performance figures are based upon historical earnings and are not intended to indicate future performance.

DISTRIBUTION OF FUND SHARES

Shares of the Portfolio are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") dated as of June 13, 1995 between the Fund and AMT Capital.

The Fund has adopted a services and distribution plan with respect to the Class B shares of the Portfolio (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Portfolio has agreed to pay
AMT Capital a service fee, at an annual rate of 0.25% of the average daily net asset value of the Class B shares outstanding, and a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net asset value of the Class B shares outstanding. The service fee is used by AMT Capital to pay dealers in the Class B shares for servicing shareholder accounts. The distribution fee is paid to AMT Capital for advertising, marketing and distributing Class B shares, including making payments to dealers in Class B shares for distribution assistance based upon the average daily average net asset value of the Class B shares sold that remain outstanding. The Plan also provides that AMT Capital may make payments to assist in the distribution of the Class B shares out of the other fees received by it or its affiliates from the Fund, its past profits or any other sources available to it.

DETERMINATION OF NET ASSET VALUE

The "net asset value" per share of the Portfolio is calculated as of the close of business on days when the New York Stock Exchange
("NYSE") is open for business, which is Monday through Friday, except for holidays (hereinafter, "Business Day"). The Portfolio determines its net asset value per share of each class by subtracting its liabilities (including accrued expenses and dividends payable) attributable to that class from the total value of the Portfolio's investments and other assets attributable to that class and dividing the result by the total outstanding shares of that class.

   For purposes of calculating the Portfolio's net asset value, securities are valued as follows: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at their last sale price, or if there no trades, at the latest bid price; (2) deposits and repurchase agreements are valued at their cost plus accrued interest unless Delphi determines in good faith, under procedures established by and under the general supervision of the Fund's Board of Directors, that such value does not approximate the fair value of such assets; (3) securities listed or traded on an exchange are valued at their last sale price on that exchange, or if there are no trades, at the mean between the latest bid and ask prices;
(4) securities which are traded both in the OTC market and on a stock exchange will be valued according to the broadest and most representative market; (5) short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Fund's Board of Directors. Amortized cost involves valuing an instrument at its original cost to the Portfolio and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument; and (6) the value of other assets for which market quotations are not readily available will be determined in good faith by Delphi at fair value under procedures established by and under the general supervision of the Fund's Board of Directors.


PURCHASES AND REDEMPTIONS


Purchases

Class B shares of the Portfolio are available without any sales charges at their net asset value next determined after receipt of the order. Class B shares of the Portfolio may be purchased through any broker which has a dealer agreement with AMT Capital, the principal underwriter for the shares of the Portfolio.

Purchase orders received by a broker prior to the close of regular trading on the NYSE, (normally 4:00 p.m. Eastern time), may be made on any Business Day. Purchase orders received after the close of regular trading on the NYSE are priced as of the next Business Day. Payment is generally due to the broker on the third business day (the "Settlement Date") after the trade date. Investors who make payment prior to a Settlement Date may permit the payment to be held in their brokerage accounts or may designate a temporary investment for such payment until the Settlement Date. The Portfolio reserves the right to reject any purchase order and to suspend the offering of shares for a period of time.

Systematic Investment Plan

The Portfolio offers shareholders a Systematic Investment Plan under which shareholders may authorize the certain brokers to place a purchase order each month or quarter for Class B shares of the Portfolio in an amount not less than $100. The purchase price is paid automatically from cash held in the shareholder's brokerage account. Investors should inquire whether their broker offers this service.

Minimum Investments

   The minimum initial investment in the Portfolio is $5,000, and a minimum subsequent investment requirement of $1,000. However, for IRAs and Self-Employed Retirement Plans, the minimum initial investment requirement is $2,000 and the minimum subsequent investment requirement if $1,000 and for retirement plans qualified under Section 403(b)(7) of the Code ("Qualified Retirement Plan"), the minimum initial and subsequent investment requirement is $500. For the Systematic Investment Plan (described above), the minimum initial and subsequent investment requirement is $100. The Portfolio reserves the right at any time to vary the initial and subsequent investment minimums.

Redemptions

The Portfolio will redeem all full and fractional shares of the Portfolio upon request of shareholders. The redemption price is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described below. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value as next determined. The Portfolio normally transmits redemption proceeds for credit to the shareholder's account at its broker at no charge within three business days after receipt of a redemption request. Generally, these funds will not be invested for the shareholder's benefit without specific instruction, and the broker will benefit from the use of temporarily uninvested funds. A shareholder who pays for Class B shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to 15 days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with federal funds, by bank wire or with a certified or cashier's check.

A Portfolio account that is reduced by a shareholder to a value of $1,000 or less ($500 for IRAs and Self-Employed Retirement Plans) may be subject to redemption by the Portfolio, but only after the shareholder has been given at least 30 days in which to increase the account balance to more than $100 ($500 for IRAs, Self-Employed Retirement Plans, and Qualified Retirement Plans). In addition, the Portfolio may redeem shares involuntarily or suspend the right of redemption as permitted under the 1940 Act.

Class B shares may be redeemed through a redemption request made to the shareholder's broker or by mail. With respect to redemption requests made by mail, shares held by the broker as custodian must be redeemed by submitting a written request to the broker. All other shares may be redeemed by submitting a written request for redemption to the Portfolio's Transfer Agent:

   First Data Investor Services Group, Inc.
P.O. Box 9184
Boston, MA  02009-9184
Attn:  AMT Capital Fund, Inc. - U.S. Selected Growth Portfolio

A written redemption request to the Portfolio's Transfer Agent or the shareholder's broker must (i) state the number or dollar amount of shares to be redeemed, (ii) identify the shareholder's account number and (iii) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a redemption request must be guaranteed by a domestic bank, a savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange. The Portfolio's transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the Portfolio's Transfer Agent receives all required documents in proper form.

DIVIDENDS

The Portfolio will declare and pay a dividend from its net investment income on an annual basis. The Portfolio will distribute its net short-term and net long-term realized capital gains at least annually by automatically reinvesting (unless a shareholder has elected to receive cash) such short-term or long-term capital gains in additional shares of the Portfolio at the net asset value on the ex-date of the distribution.


MANAGEMENT OF THE PORTFOLIO

Board of Directors

The Board of Directors of the Fund are responsible for the overall management and supervision of the Fund. The Fund's Directors are:

Director                                 Profile

Robert B. Allardice, III                 Former Managing Director,
                                         Morgan Stanley & Co.,
                                         Incorporated (retired)

   Patricia M. Gammon                    Vice President, Blackstone Group;
                                         former Director of Investments, Yale
                                         University.

Alan M. Trager                           President of the Fund; President and
                                         Director of
                                         AMT Capital Advisers, Inc. and AMT
                                         Capital Services, Inc.; former
                                         Managing Director, Morgan Stanley &
                                         Co., Incorporated.


Additional information about the Directors and the Fund's executive officers may be found in the Statement of Additional Information under the heading "Management of the Portfolio - Board of Directors".

Investment Adviser and Sub-Adviser

   Subject to the direction and authority of the Fund's Board of Directors, AMT Capital Advisers provides investment advisory services to the Portfolio pursuant to the Investment Advisory Agreement dated
December 14, 1995. In addition to providing the office space, equipment and personnel necessary to manage the Portfolio, AMT
Capital Advisers monitors the investment programs and results of the sub-adviser, coordinates its investment activities to ensure compliance with regulatory restrictions, and provides analytics and general investment consulting services to the Board of Directors of the Fund.
AMT Capital Advisers recommends sub-advisers to the Fund's Board of Directors based upon its continuing quantitative and qualitative evaluation of the sub-adviser's skill in managing assets using specific investment styles and strategies.

   Founded in late 1991 and organized as a Delaware corporation, AMT
Capital Advisers, Inc., is a private investment and financial services firm, providing financial advisory and transaction execution services. The firm's clients are exclusively in the financial services industry and primarily include asset management firms, mutual funds, banks and brokerage firms. AMT Capital Advisers is registered with the Securities and Exchange Commission as an investment adviser. Its principals are former officers of Morgan Stanley. Its business address is 600 Fifth Avenue, New York, New York 10020.

The role of selecting, monitoring and evaluating any investment advisers or sub-adviser of the Fund for its Board of Directors is carried out by Eleanor T.M. Hoagland, Chief Portfolio Strategist and Senior Vice President of AMT Capital Advisers. Ms. Hoagland is a former portfolio manager from J.P. Morgan. As a Managing Director for J.P. Morgan's International Mutual Funds group, Ms. Hoagland was responsible for strategic direction of the firm's approximately $9 billion in non-U.S.- based mutual funds, as well as overseeing the day-to-day operations of the group. During her 17 years with J.P. Morgan, she also served as a portfolio manager for domestic and international fixed income portfolios, and as a trader in municipal notes. Prior to joining J.P. Morgan, Ms. Hoagland was with the Federal Reserve Bank of New York as a market analyst and assistant economist.

AMT Capital Advisers bears the expense of providing the above services and pays the fees of the sub-adviser of the Portfolio. For its services, the Portfolio pays AMT Capital Advisers a monthly fee at an annual rate of 0.75% of its average daily net assets. The advisory fee paid by the Portfolio is higher than that charged by most funds which invest primarily in U.S. securities, but not necessarily higher than the fees charged to funds with investment objectives similar to those of the Portfolio.

Delphi serves as sub-adviser for the U.S. Selected Growth Portfolio.
The sub-adviser is employed by AMT Capital Advisers, subject to approval by the Board of Directors and the shareholders of the Portfolio.

Delphi has discretion to purchase and sell securities for the assets of the U.S. Selected Growth Portfolio in accordance with the Portfolio's objective, policies and restrictions and the more specific strategies provided by the Investment Adviser. Although the sub-adviser is subject to general supervision by the Fund's Board, officers and Investment Adviser, these parties do not evaluate the investment merits of specific securities transactions. As compensation for its services, Delphi will receive a monthly fee at an annual rate of 0.65% on the first $50 million of the Portfolio's average daily net assets and 0.60% of the Portfolio's average daily net assets thereafter by AMT Capital Advisers out of the proceeds of the investment advisory fee described above.

Established in 1980, Delphi specializes in the identification of undervalued securities through the application of fundamental analysis. Delphi currently manages over $950 million in investment portfolios for a diverse group of clients which includes individuals, trusts and pension plans. Delphi's address is 485 Madison Ave., 20th Floor, New York, NY 10022.

Portfolio Manager

   Susan Hirsch is the portfolio manager of U.S. Selected Growth. She joined Delphi in 1996 from Lehman Brothers Global Asset Management
Inc. where she was the portfolio manager for the Lehman Selected
Growth Stock Portfolio since its inception in May, 1994. Prior to that, Ms. Hirsch was a Senior Vice President at Lehman Brothers, where she had primary responsibility for the selection of investments for the Lehman Brothers Selected Growth Stock List. Ms. Hirsch holds a B.S. in accounting from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Securities Analysts. Ms. Hirsch is a member of the Institutional Investor Magazine's 1993, 1992 and 1991 All-American Research Team for Small Growth Stocks.

Administrator

Pursuant to an Administration Agreement between the Fund and AMT
Capital Services, Inc., dated as of June 13, 1995, AMT Capital provides for administrative services to, and assists in managing and supervising all aspects of, the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Portfolio pays AMT Capital a monthly fee at an annual rate of 0.15%, of its average daily net assets.

   Founded in early 1992, AMT Capital Services is a registered broker-dealer whose senior managers are former officers of Morgan Stanley and the Vanguard Group, where they were responsible for the administration and distribution of The Pierpont Funds, a $5 billion fund complex now owned by J.P. Morgan, and the private label administration group of Vanguard, which administered nearly $10 billion in assets for 45 portfolios, respectively.

AMT Capital acts as an independent, third-party administrator responsible for managing all aspects of the Fund's operations. It focuses on selecting, managing, and replacing, if necessary, the other service providers to the Fund to secure the best service at the best prices available on the market.

Direct Expenses

Those fees and expenses paid directly by the Portfolio may include the fees of independent auditors, transfer agent and dividend disbursing agent, and custodian; the expense of obtaining quotations for calculating the value of each Portfolio's net assets; taxes, if any, and the preparation of each Portfolio's tax returns; brokerage fees and commissions; interest; costs of Board of Director and shareholder meetings; the expense of printing and mailing prospectuses and reports to existing shareholders;
fees for filing reports with regulatory bodies and the maintenance of the Portfolio's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of members of the Board of Directors who are not directors, officers, employees or stockholders of the Investment Adviser or its affiliates; insurance and fidelity bond premiums; and any extraordinary expenses of a nonrecurring nature.


TAX CONSIDERATIONS

The following discussion is for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Portfolio, including the status of distributions from each Portfolio under applicable state or local law.


Federal Income Taxes

The Portfolio intends to qualify for and to elect to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended. To qualify, the Portfolio must meet certain income, distribution and diversification requirements. In any year in which the Portfolio qualifies as a RIC and distributes all of its taxable income and substantially all of its net tax-exempt interest income on a timely basis, the Portfolio will not pay U.S. federal income or excise tax. If in any year the Portfolio should fail to qualify as a regulated investment company, the Portfolio would be subject to federal income tax in the same manner as an ordinary corporation, and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Portfolio. Distributions in excess of earnings and profits will be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess, as a long- or short-term capital gain.

The Portfolio intends to distribute all of its taxable income and net tax-exempt interest income by automatically reinvesting such amount in additional shares of the Portfolio and distributing those shares to its shareholders, unless a shareholder elects, on the Account Application Form, to receive cash payments for such distributions. Shareholders receiving distributions from the Portfolio in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such a distribution.

Dividends paid by the Portfolio from its investment company taxable income (including interest and net short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or in additional Portfolio shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are generally taxable to shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. If a portion of the Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividends-received deduction.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Portfolio in October, November or December with a record date in any such month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. The Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

   Any gain or loss realized by a shareholder upon the sale or other disposal of shares of a Portfolio, or upon receipt of a distribution in a complete liquidation of the Portfolio, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before the ending 30 days after the date that the shares are disposed of.

The Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

Ordinary income dividends paid by the Portfolio to shareholders who are non-resident aliens or foreign entities will be subject to a 30% withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or the income is effectively connected with a U.S. trade or business. Generally, subject to certain exceptions, capital gain dividends paid to non-resident shareholders or foreign entities will not be subject to U.S. tax. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of the U.S. withholding tax.

The foregoing discussion is only a brief summary of the important federal tax considerations generally affecting the Portfolio and its shareholders. As noted above, IRAs receive special tax treatment.
No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

State and Local Taxes

The Portfolio may be subject to state, local or foreign taxation in any jurisdiction in which the Portfolio may be deemed to be doing business.

Portfolio distributions may be subject to state and local taxes. Distributions of the Portfolio which are derived from interest on obligations of the U.S. Government and certain of its agencies, authorities and instrumentalities may be exempt from state and local taxes in certain states. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Portfolio.



SHAREHOLDER INFORMATION

Description of the Fund

The Fund was established under Maryland law by the filing of its Articles of Incorporation on August 3, 1993. The Fund's Articles of Incorporation permit the Directors to authorize the creation of additional Portfolios, each of which may issue separate classes of shares. Currently, the Fund has three separate Portfolios.

In addition to the Class B shares offered in this Prospectus, the Portfolio offers another class of shares, Class A shares, in a separate prospectus. Both classes represent proportionate interests in the Portfolio, but the Class A shares may have different sales charges and other expenses than the Class B shares, which may affect investment returns. Investors may obtain information concerning the Class A shares of the Portfolio by contacting AMT Capital at the address or telephone number set forth below under "Shareholder Inquiries."

Voting Rights

Each share of common stock of a Portfolio or class is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Portfolio and class vote together on any matter submitted to shareholders, except when otherwise required by the Investment Company Act of 1940 or when a matter affects the interests of each Portfolio or class in a different way, in which case the shareholders of each Portfolio or class vote separately. If the directors determine that a matter does not affect the interests of a Portfolio or class, then the shareholders of that Portfolio or class will not be entitled to vote on that matter. Approval of the investment advisory agreements are matters to be determined separately by each Portfolio (but not by each class of a Portfolio).

The election of the Fund's Board of Directors and the approval of the Fund's independent auditors are voted upon by shareholders on a Fund-wide basis. As a Maryland corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's or a Portfolio's operation and for the election of Directors under certain circumstances.

Directors may be removed by shareholders at a special meeting. A special meeting of the Fund shall be called by the Directors upon written request of shareholders owning at least 10% of the Fund's outstanding shares. Shareholders will be assisted in communicating with other shareholders in connection with removing a Director as if Section 16(c) of the 1940 Act were applicable.



OTHER PARTIES

Custodian and Accounting Agent

Investors Bank & Trust Company, P.O. Box 1537, Boston,
Massachusetts 02205-1537, is Custodian for the securities and cash of the Fund and Accounting Agent for the Fund.

Transfer and Dividend Disbursing Agent

   First Data Investor Services Group, Inc., P.O. Box 9184, Boston, MA 02009-9184, is Transfer and Dividend Disbursing Agent for the
Portfolio's Class B Shares.

Legal Counsel

Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C.
20005-1208, are legal counsel for the Fund.

Independent Auditors

Ernst & Young LLP, 787 Seventh Avenue, New York, New York
10019 are the independent auditors for the Fund.



SHAREHOLDER INQUIRIES

   Inquiries concerning the Portfolio may be made by writing to AMT Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New York 10020 or by calling AMT Capital at (800) 762-4848 [or (212) 332-5211, if within New York City].






STATEMENT OF ADDITIONAL INFORMATION



AMT Capital Fund, Inc.
Distributed By:  AMT Capital Services, Inc.
600 Fifth Avenue
26th Floor
New York, NY 10020
(212) 308-4848
(800) 762-4848



AMT Capital Fund, Inc. (the "Fund") is an open-end management investment company consisting of three diversified portfolios: Money Market Portfolio, HLM International Equity Portfolio and U.S. Selected Growth Portfolio (each a Portfolio). The U.S. Selected Growth Portfolio offers two classes. There is no sales charge for purchase of shares. The Money Market and U.S. Selected Growth Portfolios are managed by AMT Capital Advisers, Inc. ("AMT Capital Advisers") and the HLM International Equity Portfolio is managed by Harding, Loevner Management, L.P. ("HLM"). Shares of each Portfolio may be purchased through AMT Capital Services, Inc. ("AMT Capital").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated March 6, 1996
(the Prospectus), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling or writing AMT Capital at the telephone number or address stated above. This Statement of Additional Information incorporates by reference the Prospectus.

March 6, 1996




TABLE OF CONTENTS
                                                         Page

Organization of the Fund                                     3

Management of the Fund                                       3
        Board of Directors and Officers                      3
        Investment Advisers and Sub-Advisers                 4
        Administrator                                        6

Distribution of Fund Shares                                  6

Principal Holders of  Securities                             8

Supplemental Descriptions of Investments                     9

Municipal Obligations                                       12

Supplemental Investment Techniques                          14

Supplemental Discussion of Risks Associated With the
Fund's Investment Policies and Investment Techniques           17

Investment Restrictions                                     24

Portfolio Transactions                                      26

Net Asset Value                                             26

Tax Considerations                                          27

Shareholder Information                                     33

Calculation of Performance Data                             33

Rating Descriptions                                         35

Financial Statements                                   37

ORGANIZATION OF THE FUND

    The authorized capital stock of the Fund consists of 2,500,000,000 shares with $.001 par value, allocated as follows: (i) 1,000,000,000 shares to the Money Market Portfolio; (ii) 250,000,000 shares to the HLM International Equity Portfolio; (iii) 100,000,000 shares to the U.S. Selected Growth Portfolio Class A Shares and 100,000,000 shares to the U.S. Selected Growth Portfolio Class B Shares and (iv) 1,150,000,000 shares not yet allocated to any Portfolio. Holders of shares of a Portfolio have one vote for each dollar, and a proportionate fraction of a vote for each fraction of a dollar, of net asset value held by a shareholder. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.

MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

The Fund is managed by its Board of Directors. The individuals listed below are the officers and directors of the Fund. An asterisk (*) has been placed next to the name of each director who is an "interested person" of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), by virtue of his affiliation with the Fund or the Investment Adviser.

Robert B. Allardice, III, 66 South Drive, Plandome, NY 11030, Director of the Fund. Private Investor. Prior to February 1993, Mr. Allardice served as a Managing Director of Morgan Stanley & Co., Incorporated, and as chief operating officer of the Worldwide Equity Division with overall responsibility for risk management.

    Patricia M. Gammon, Edgehill Terrace, Hamden, CT 06517, Director of the Fund. Ms. Gammon is the Vice President of the Blackstone Group. From 1978 to 1995, Ms. gammon served as the Director of Investment for Yale University. She also serves as an Advisory Director for the Farm and Home Savings and Loan located in Nevada, Missouri.

    *Alan M. Trager, 600 Fifth Avenue, New York, NY 10020, Director and President of the Fund. Mr. Trager has been President and Director of AMT Capital Services, Inc., a mutual fund distribution and administration company, since its March 1992 inception, and AMT Capital Advisers, Inc., a registered investment advisory firm that serves as adviser and investor for its clients in the financial services industry, since November 1991. Prior to founding these two businesses, Mr. Trager served as a Managing Director of Morgan Stanley & Co., Inc. where he created and/or managed a number of businesses such as The Pierpont Funds, Execution Services, Inc. (institutional broker), and Morgan Stanley Global Securities Services.

    Carla E. Dearing, 600 Fifth Avenue, New York, NY 10020, Vice President and Assistant Treasurer of the Fund. Ms. Dearing is Managing Director, Principal, and Director of AMT Capital Services. Ms. Dearing is also Managing Director and Principal of AMT Capital Advisers, Inc. Ms. Dearing was a former Vice President of Morgan Stanley & Co., where she worked from June 1984 to August 1986 and from November 1988 to January 1992. Ms. Dearing's responsibilities included new product and market development for Morgan Stanley Capital International ("MSCI"), while serving as an Associate in MSCI's London office, and assisting Mr. Trager with the launch of several Pierpont Funds, while serving as a member of Morgan Stanley's Financial Planning and Analysis staff in New York.

    William E. Vastardis, 600 Fifth Avenue, New York, NY 10022, Secretary and Treasurer of the Fund. Mr. Vastardis is a Senior Vice President of AMT Capital Services and has been with the firm since July 1992. Prior to April 1992, Mr. Vastardis served as Vice President and head of the Vanguard Group Inc.'s private label administration unit for seven years, after six years in Vanguard's fund accounting operations.





    No employee of AMT Capital Advisers and AMT Capital Services receives any compensation from the Fund for acting as an officer or director of the Fund. The Fund pays each director who is not a director, officer or employee of AMT Capital Advisers and AMT Capital Services or any of their affiliates, a fee of $1,000 for each meeting attended, and each of the Directors receive an annual retainer of $5,000 which is paid in quarterly installments at the end of each quarter.


Director's Compensation Table
Fiscal Year Ended December 31, 1994

Director          Aggregate       Pension or     Estimated    Total Compensation
                Compensation      Retirement     Annual       From Registrant
                From Registrant    Benefits      benefits     and Fund Complex
                                  Accrued as      Upon         Paid to Directors
                                  Part of Fund    Retirement
                                  Expenses

Alan M. Trager               $0              $0             $0              $0
Patrica M. Gammon     $4,000.00              $0             $0        $4000.00
Robert B. AlardiceIII $4,000.00              $0             $0              $0


    By virtue of the responsibilities assumed by AMT Capital Advisers and AMT Capital Services and their affiliates under their respective agreements with the Fund, The Fund itself requires no employees in addition to its officers.



INVESTMENT ADVISERS AND SUB-ADVISERS

AMT Capital Advisers provides investment advisory services to the Money Market and U.S. Selected Growth Portfolios and HLM provides investment advisory services to the HLM International Equity Portfolio. The terms of the investment advisory agreements between the Fund on behalf of a Portfolio and each Investment Adviser (the "Advisory Agreements" and each an "Advisory
Agreement") obligate (a) AMT Capital Advisers to provide or oversee the provision of all investment advisory and portfolio management services for the Money Market and U.S. Selected Growth Portfolios; and (b) HLM to provide investment advisory and portfolio management services to the HLM International Equity Portfolio. AMT Capital Advisers is a registered investment adviser founded in November, 1991. Mr. Trager owns a controlling interest in AMT Capital Advisers. AMT Capital Advisers selects and employs investment advisers to serve as sub-advisers for the Money Market and U.S. Selected
Growth Portfolios, monitors the sub-advisers' investment programs and results, and coordinates the investment activities of the sub-advisers to ensure compliance with regulatory restrictions. HLM is a registered investment adviser organized in 1989. HLM provides investment advisory services to private investors, foundations and endowments.

AMT Capital Advisers has entered into contracts with Delphi Asset Management ("Delphi") and Fischer Francis Trees & Watts, Inc. ("FFTW"), (the "Sub-Advisory Agreements") to provide sub-investment advisory services to the U.S. Selected Growth and Money Market Portfolios, of the Fund, respectively. AMT Capital Advisers selects the sub-adviser based upon its continuing quantitative and qualitative evaluation of the sub-adviser's skill in managing assets using specific investment styles and strategies. Each of the sub-advisers has discretion to purchase and sell securities for their respective portfolio in accordance with the Portfolio's objectives, policies and restrictions.
Although the sub-adviser is subject to general supervision by AMT Capital Advisers, AMT Capital Advisers does not evaluate the investment merits of specific securities transactions.

Delphi is a registered investment adviser founded in 1980. Delphi currently manages over $950 million in investment portfolios for a diverse group of clients which include individuals, trusts, estates, pension plans and family and charitable organizations. Delphi specializes in the identification of undervalued securities through the application of fundamental analysis. FFTW was organized in 1972 and is a registered investment adviser and a New York corporation that specializes in managing fixed income portfolios for major institutional clients. In addition to the portfolio managers mentioned in the Prospectus, the following manager is also responsible for management of the Money Market Portfolio: Adnan Akant, Managing Director. Mr. Akant is responsible for management of the Money Market Portfolio. He joined FFTW in 1984 after serving as senior investment officer of the World Bank, where he was responsible for the investment and trading of the Bank's actively-managed liquidity portfolio and a member of the investment strategy committee. At the Massachusetts Institute of Technology, Mr. Akant earned a Ph.D. in systems science, and M.S. degrees in finance and international management and engineering.

The Advisory and Sub-Advisory Agreements will remain in effect for two years following their date of execution and thereafter will automatically continue for successive annual periods, so long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of a Portfolio's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons " (as defined in the 1940 Act) of the Fund, or any Investment Adviser or sub-adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory and Sub-Advisory Agreements are terminable without penalty on not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of the relevant Portfolio's outstanding shares voting as a single class, or upon not less than 60 days' notice by any Investment Adviser or the sub-adviser. Each of the Advisory and Sub-Advisory Agreements will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Investment Advisers pay all of their expenses arising from the performance of their obligations under the Advisory Agreements. Under its Advisory Agreement, AMT Capital Advisers also pays all fees payable to the sub-advisers, executive salaries and expenses of the Directors and Officers of the Fund who are employees of AMT Capital Advisers or its affiliates and office rent of the Fund. Delphi and FFTW pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements. Subject to the expense reimbursement provisions described in the Prospectus under "Fund Expenses", other expenses incurred in the operation of the Fund are borne by the Fund, including, without limitation, investment advisory fees, brokerage commissions, interest, fees and expenses of independent attorneys, auditors, custodians, accounting agents, transfer agents, taxes, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Fund under federal and state laws and regulations, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of annual and special shareholders' meetings, expense of printing and distributing prospectuses, fees and expenses of Directors of the Fund who are not employees of AMT
Capital Advisers or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio.




    As compenstaion (subject to expense caps as described under "Fund Expense" in the Prospectus) for the services rendered by the Investment Adviser under the Advisory Agreements, each Portfolio pays the Investment Adviser an monthly advisory fee calculated by applying the following annual percentage rates to such Portfolio's average daily net assets for the month (quarter):

                                                           Rate
                       U.S. Portfolios

                       Money Market                        0.25%
                       U.S. Selected Growth Class A        0.75%
                       U.S. Selected Growth Class B        0.75%

                       International Portfolios

                       HLM International                   0.75%

For the fiscal year ended December 31, 1994 and the period ended December 31, 1993, the amount of advisory fees (net of waivers and reimbursment) paid by each Portfolio were as follows:

    Portfolio                               Year Ended             Period Ended
                                            December 31,           December 31,
                                            1994                   1993
Money Market Portfolio (1)                    $0                      $0
HLM International Equity Portfolio (2)       N/A                     N/A

U.S. Selected Growth Portfolio Class A (3)   N/A                     N/A
U.S. Selected Growth Portfolio Class B (4)   N/A                     N/A

(1) Commencement of Operations was November 1, 1993.
(2) Commencement of Operations was May 11, 1994.
(3) Has not commenced operations yet.
(4) Has not commenced operations yet.



ADMINISTRATOR
Pursuant to its terms, the administration agreement (the "Administration Agreement") between the Fund and AMT Capital Services, Inc. ("AMT
Capital"), a Delaware corporation, and an affiliate of AMT Capital Advisers, obligates the Administrator to manage and supervise all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administration Agreement will remain in effect for three years following the date of execution and thereafter will automatically continue for successive annual periods.

DISTRIBUTION OF FUND SHARES

    Shares of the Fund are distributed by AMT Capital pursuant to a Distribution Agreement (the "Distribution Agreement") between the Fund and AMT
Capital. The Distribution Agreement requires AMT Capital to use its best efforts on a continuing basis to solicit purchases of shares of the Fund. No fees are payable by the Fund pursuant to the Distribution Agreement. The
Fund and AMT Capital have agreed to indemnify one another against certain liabilities. The Distribution Agreement will remain in effect for two years following the execution and thereafter will continue for successive annual periods only if its continuance is approved annually by a majority of the Board of Directors who are not parties to such agreements or "interested persons" of any such party and either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Fund.

Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares pursuant to a plan adopted in accordance with the Rule. The Fund's Board of Directors has adopted a services and distribution plan with respect to the Class B shares of the U.S. Selected Growth Portfolio pursuant to Rule 12b-1 (the "Plan"). The Board of Directors has determined that there is a reasonable likelihood that a Plan will benefit the Portfolio and its shareholders.

A quarterly report of the amounts expended with respect to the Class B shares under the Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Plan provides that it may not amended with respect to the Class B shares to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of the Class B shareholders of the Portfolio, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither "interested persons" (as defined in the 1940 Act) of the Fund nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated with respect to the Class B shares at any time by vote of a majority of the Directors who are not "interested persons" and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the Class B shares of the Portfolio.


               PRINCIPAL HOLDERS OF SECURITIES

         As of February, 29 1996, no shareholder is deemed a "control persons" of the Fund as such term is defined in the 1940 Act.
The following persons held 5 percent or more of the outstanding shares of the HLM International Equity Portfolio:

                  Name and Address of   Amount and Nature of      Percent
Title of Class    Beneficial Owner      Beneficial Ownership      of Portfolio

Common Stock,     The Bank of New York      Direct Ownership            26.63%
$.001 per Share   (nominee) Mutual Fund/
                  Reorg. Dept., P.O. Box
                  1066, Wall Street Station,
                  New York, New York, 10268


Common Stock      Public Welfare Found      Direct Ownership            10.35%
$.001 per Share   Inc., 2600 Virginia Ave., NW,
                  Suite 505, Washington, DC
                  20037-1977

Common Stock      John Hopkins University   Direct Ownership             6.70%
$.001 per Share   3400 N. Charles St.
                  Room 303, Garland Hall
                  Baltimore, MD 21218

Common Stock      Children's Hospital       Direct Ownership            14.49%
$.001 per Share   trustee for Turlock
                  Philadelphia, 34th and
                  Civic Center Blvd.,
                  Philadelphia, PA  19104




     As of Maech 5, 1996. no persons held 5 percent or more of the outstanding shares of the U. S. Selected Growth Portfolio - Class A Shares.

     As of March 5, 1996, the following persons held 5 percent or more of the outstanding shares in the U.S. Selected Growth Portfolio - Class B Shares:

                Name and Address of    Amount and Nature            Percent
Type of Class   Beneficial Owner       of Beneficial Ownership    of Portfolio

Common Stock    Prudential Securities  Broker Nominee                   46.17%
&.001 per Share FBO
                Credit Suisse, Dept.
                XWF14 CH-8070
                Zurich, Switzerland


          As of February 29, 1995, the following persons held 5
percent or more of the outstanding shares of the Money Market Portfolio:
                Name and Address of     Amount and Nature           Percent
Type of Class   Beneficial Owner        of Beneficial Ownership   of Portfolio

Common Stock    Cooper Industries In    Direct Ownership                84.18%
$.001 per Share 1001 Fannin Street, First
                City Tower, Suite 3900,
                P.O. Box 446, Houston,
                TX, 77210

Common Stock    American Stock Transfer  Direct Ownership                7.74%
$.001 per Share & Trust Co., 40 Wall St.,
                New York, NY  10005



SUPPLEMENTAL DESCRIPTIONS OF INVESTMENTS

The different types of securities in which the Portfolios may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Descriptions of Investments". Additional information concerning the characteristics of certain of the Portfolios' investments are set forth below.


U.S. Treasury and U.S. Government Agency Securities. U.S. Government Securities include instruments issued by the U.S. Treasury, including bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government Securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association
("GNMA"), which are also backed by the full faith and credit of the United States. U.S. Government Agency Securities include instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association ("SLMA"), the Federal National
Mortgage Association ("FNMA") and the Federal Home Loan Mortgage
Corporation ("FHLMC").    While these securities are issued, in general,
under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities.

    Bank Obligations. The Fund limits its investments in U.S. bank obligations to obligations of U.S. banks that in the Investment Advisers' or sub-adviser's opinion meet sufficient creditworthiness criteria. The Fund limits its investments in foreign bank obligations to obligations of foreign banks (including U.S. branches of foreign banks) that, in the opinion of the Investment Advisers or the sub-adviser, are of an investment quality comparable to obligations of U.S. banks in which each Portfolio may invest.
The Money Market Portfolio may, at times, invest in excess of 25% of its total assets in Domestic Bank Obligations, as described in the Fund's Prospectus.

Corporate Debt Instruments. Corporate debt securities of domestic and foreign issuers include such instruments as corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes and other similar corporate debt instruments. As described in the Fund's Prospectus, each Portfolio will only invest in securities rated in the two highest rating categories or of comparable creditworthiness in the opinion of the Investment Advisers or sub-adviser. See "Ratings Information." Bonds rated in these categories are generally described as high-grade debt obligations with a very strong capacity to pay principal and interest on a timely basis.

Repurchase Agreements. When participating in repurchase agreements, a Portfolio buys securities from a vendor (e.g., a bank or securities firm) with the agreement that the vendor will repurchase the securities at the same price plus interest at a later date. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the Portfolio to earn a return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the vendor becomes subject to a proceeding under the U.S.
Bankruptcy Code or is otherwise unable to meet its obligation to repurchase.
The securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the value of the repurchase price thereof, including the accrued interest thereon.

    Reverse Repurchase Agreements. When participating in reverse repurchase agreements, a Portfolio sells U.S. Government securities and simultaneously agrees to repurchase them at an agreed upon price and date. The difference between the amount the Portfolio receives for the securities and the amount it pays on repurchase is deemed to be a payment of interest. The Fund will maintain for each Portfolio a segregated custodial account containing cash, U.S. Government securities or other appropriate high-grade debt securities having an aggregate value at least equal to the amount of such commitments to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, and will be considered as borrowings for the purposes of limitations on borrowings.

Dollar Roll Transactions. "Dollar roll" transactions consist of the sale by a Portfolio to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Portfolio agrees to buy a security on a future date.

A Portfolio will not use such transactions for leverage purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

Dollar rolls are similar to reverse repurchase agreements because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Portfolio. For example, while a Portfolio receives a fee as consideration for agreeing to repurchase the security, the Portfolio may forgo the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the Portfolio, thereby effectively charging the Portfolio interest on its borrowing.
Further, although the Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Portfolio's borrowing.

Mortgage-Backed Securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other mortgage-backed securities (the "Underlying Assets"). In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities. Mortgage-backed securities may take a variety of forms, but the two most common are mortgage pass-through securities, which represent ownership interests in the Underlying Assets, and collateralized mortgage obligations ("CMOs"), which are debt obligations collateralized by the Underlying Assets.

Certain mortgaged-backed securities are issues that represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities ("MBS"), often referred to as a tranche, is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are often backed by a pool of Underlying Assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on Underlying Assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the Underlying Assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Other Asset-Backed Securities. The Investment Advisers or sub-adviser expect that other asset-backed securities (unrelated to mortgage loans) will be developed and offered to investors in the future. Several types of such asset-backed securities have already been offered to investors, including securities backed by automobile loans and credit card receivables.

Loan Participations. A loan participation is an interest in a loan to a U.S. corporation (the "corporate borrower") which is administered and sold by an intermediary bank. The borrower of the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Portfolio derives its rights from the intermediary bank who sold the loan participation. Such loans must be to issuers in whose obligations a Portfolio may invest. Any participation purchased by a Portfolio must be issued by a bank in the United States with assets exceeding $1 billion. See "Supplemental Discussion of Risks Associated With the Fund's Investment Policies and Investment Techniques".

Variable Amount Master Demand Notes. Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio (as lender) and the borrower. These notes are direct lending arrangements between lenders and borrowers, and are generally not transferable, nor are they ordinarily rated by either Moody's or S&P.

MUNICIPAL OBLIGATIONS

Municipal obligations are issued to raise money for various public purposes, including general purpose financing for specific projects or public facilities. Municipal obligations may be backed by the full taxing power of a municipality (by or on behalf of states, cities, municipalities and other public ipalities and other public to repurchase, including accrued interest, until payment is made. Reverse repurchase agreements create leverage, a speculative factor, but will be not
  General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed.

Municipal Commercial Paper that is rated "P-1" or "P-2" by Moody's Investors Service, Inc. ("Moody's") or "A-1" or "A-2" or better by Standard & Poor's Corporation ("S&P") or, if not rated, is, in the opinion of the sub-adviser based on guidelines established by the Fund's Board of Directors, of investment quality comparable to rated municipal commercial paper in which a Portfolio may invest. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued by a municipality to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


Municipal Notes that are rated "MIG 1," "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of variable rate demand notes), "P-1", "P-2" or "Aa" or better by Moody's or "SP-1," "SP-2", "A-1", "A-2" or "AA" or better by S&P or, if not rated, are, in the opinion of the sub-adviser based on the guidelines established by the Fund's Board of Directors, of investment quality comparable to rated municipal notes in which a Portfolio may invest

(a) Tax Anticipation Notes. Tax anticipation notes ("TANs") are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

(b) Bond Anticipation Notes. Bond anticipation notes ("BANs") are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal market.

(c) Revenue Anticipation Notes. Revenue anticipation notes ("RANs") are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs.

Municipal notes also include construction loan notes and project notes. TANs, BANs, and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S. Government.


Private Activity Bonds which include obligations that finance student loans, residential rental projects, and solid waste disposal facilities. To the extent a Portfolio invests in private activity obligations, shareholders are required to report a portion of that Portfolio's distributions attributable to these obligations as a "tax preference item" for purposes of determining their liability for the federal alternative minimum tax and, as a result, may become subject to (or increase their liability for) the alternative minimum tax. Shareholders should consult with their own tax advisors to determine whether they may be subject to the alternative minimum tax. Interest on private activity bonds is exempt from regular federal income tax.

"Moral Obligation" Securities which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Floating or Variable Rate Obligations which bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Portfolio may carry a demand feature that would permit the holder to tender them back to the issuer of the underlying instrument or to a third party at par value prior to maturity. Such obligations include variable rate demand notes, which are instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Investment Advisers or sub-adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument or of the entity providing credit support for the demand feature to pay principal and interest on demand. Obligations coupled with a demand feature present tax issues. Each Portfolio intends to take the position that it is the owner of any obligations acquired with a demand feature, and that tax-exempt interest earned with respect to the obligation will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with this position in any particular case. Also, the federal income tax treatment of certain other features of these investments is unclear. Each Portfolio will manage its assets to minimize any adverse impact from these investments.

Participation Certificates which are issued by a bank, insurance company or other financial institution. A participation certificate gives the Portfolio an undivided interest in the underlying obligations in the proportion that the Portfolio's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Lease Obligations are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities.

SUPPLEMENTAL INVESTMENT TECHNIQUES

Borrowing.  Each Portfolio may borrow money temporarily from banks when
(i) it is advantageous to do so in order to meet redemption requests, (ii) a Portfolio fails to receive transmitted funds from a shareholder on a timely basis, (iii) the custodian of the Fund fails to complete delivery of securities sold or (iv) a Portfolio needs cash to facilitate the settlement of trades made by the Portfolio. In addition, each Portfolio may, in effect, lend securities by engaging in reverse repurchase agreements and/or dollar roll transactions and may, in effect, borrow money by doing so. Securities may be borrowed by engaging in repurchase agreements. See "Investment Restrictions" and "Supplemental Descriptions of Investments".

Securities Lending. Each Portfolio is authorized to lend securities from its investment portfolios, with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions if it receives collateral in cash, U.S. Government Securities, other high grade liquid investments or irrevocable bank stand-by letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The loans will be terminable at any time by the Fund and the relevant Portfolio will then receive the loaned securities within five days. During the period of such a loan, the Portfolio receives the income on the loaned securities and a loan fee and may thereby increase its total return.

Foreign Currency Hedging.  The HLM International Equity Portfolio may
enter into forward foreign currency contracts (a "forward contract") and may purchase and write (on a covered basis) exchange-traded or over-the-counter ("OTC") options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts primarily to protect against a decrease in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in
foreign currency exchange rates.   The Portfolio may at times hedge all or
some portion of their currency exchange risk. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances the Portfolio will employ any of the techniques or strategies described below and in the section of the Prospectus entitled "Descriptions of Investments". The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal tax requirements applicable to regulated investment companies (see "Tax Considerations").

Forward Contracts. Sale of currency for dollars under such a contract establishes a price for the currency in dollars. Such a sale insulates returns from securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

    The HLM International Equity Portfolio may use forward contracts to insulate existing security positions against exchange rate movement ("position hedges") or to insulate proposed transactions against such movement ("transaction hedges"). For example, to establish a position hedge, a forward contract on a foreign currency might be sold to protect against the decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar.

    Futures Contracts. The HLM International Equity and U.S. Selected Growth Portfolios may enter into contracts for the purchase or sale for future delivery (a "futures contract") of contracts based on financial indices including any index of common stocks. The Portfolios may also enter into futures contracts based on foreign currencies. U.S. futures contracts have been designed by exchanges which have been designated as "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolios may also enter into futures contracts that are based on securities that would be eligible investments for the Portfolios. The Portfolios may enter into contracts that are denominated in currencies other than the U.S. dollar.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it purchases or sells futures contracts.

At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of ("variation margin") generally will be required, a process known as "marking to the market". Each day the Portfolio will be required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract's value since the preceding day.

Options on Foreign Currencies. The HLM International Equity Portfolio may purchase and sell (or write) put and call options on foreign currencies to protect against a decline in the U.S. dollar-equivalent value of their portfolio securities or payments due thereon or a rise in the U.S. dollar-equivalent cost of securities that they intend to purchase. A foreign currency put option grants the holder the right, but not the obligation, at a future date to sell a specified amount of a foreign currency to its counterparty at a predetermined price. Conversely, a foreign currency call option grants the holder the right, but not the obligation, to purchase at a future date a specified amount of a foreign currency at a predetermined price.

Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security or currency. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or the underlying securities or currency. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates or a change in foreign exchange rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.

Restrictions on the Use of Futures Contracts and Options on Futures
Contracts.  Regulations of the CFTC applicable to the HLM International
Equity and U.S. Selected Growth Portfolios require that all of the Portfolios' futures and options on futures transactions constitute bona fide hedging transactions, except that a transaction may not constitute a bona fide hedging transaction entered into for other purposes if, immediately thereafter, the sum of the amount of initial margin deposits on a Portfolio's existing futures positions and premiums paid for related options would not exceed 5% of the value of the Portfolio's total assets.

Portfolio Turnover   When consistent with its investment objective, the
Money Market Portfolio may employ a number of professional money management techniques in anticipation of or response to changing economic and market conditions and shifts in fiscal and monetary policy. These techniques include varying the composition of the Money Market Portfolio's investments and the average maturity of the Money Market Portfolio's portfolio based upon an assessment of the relative values of various money market instruments and future interest rate patterns. As a result of the implementation of these techniques, the Money Market Portfolio may engage in more active portfolio trading and experience more volatility in its distributions than many other money market funds.

Illiquid Securities Although each Portfolio may invest up to 15% of the value of its net assets in illiquid assets, it is not expected that any Portfolio will invest a significant portion of its assets in illiquid securities. All repurchase agreements, time deposits and dollar roll transactions maturing in more than seven days are treated as illiquid assets. Further, loan participations will be treated as illiquid assets until the Board of Directors determines that a liquid market exists for such participations.


SUPPLEMENTAL DISCUSSION OF RISKSASSOCIATED WITH THE FUND'S INVESTMENT POLICIES AND INVESTMENT TECHNIQUES

Additional information concerning risks associated with certain of the Portfolios' investments is set forth below.

Creditworthiness. In general, certain obligations which the Portfolios may invest in are subject to credit risks such as the loss of credit ratings or possible default. After purchase by a Portfolio of the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Portfolio. However, HLM, Delphi and FFTW will consider such event in its determination of whether a Portfolio should hold the security. To the extent that the ratings given by S&P or Moody's may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this Statement of Additional Information.

Foreign Bank Obligations. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks.
Foreign banks are not generally subject to examination by any United States government agency or instrumentality. Also, investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities.

Dollar Roll Transactions. The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above under "Supplemental Descriptions of Investments", the counterparty is required to deliver a similar, but not identical, security to a Portfolio, the security which the Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Mortgage and Other Asset-Backed Securities. Prepayments on securitized assets such as mortgages, automobile loans and credit card receivables ("Securitized Assets") generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition to prepayment risk, borrowers on the underlying Securitized Assets may default in their payments creating delays or loss of principal.

Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in assets underlying the related mortgage collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Some forms of asset-backed securities are relatively new forms of investments. Although each Portfolio will only invest in asset-backed securities that its Investment Adviser or sub-adviser believes are liquid, because the market experience in certain of these securities is limited, the market's ability to sustain liquidity through all phases of a market cycle may not have been tested.

Loan Participations. Because the issuing bank of a loan participation does not guarantee the participation in any way, it is subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Portfolio to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event that the underlying corporate borrower should fail to pay principal and interest when due, the Portfolio could be subject to delays, expenses and risks which are greater than those which would have been involved if the Portfolio had purchased a direct obligation (such as commercial paper) of the borrower. Moreover, under the terms of the loan participation, the purchasing Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Portfolio also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a Portfolio will be treated as illiquid, until the Board of Directors determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value, as determined by procedures approved by the Board of Directors.

Illiquidity of the Municipal Market. The taxable market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal obligations. The more limited marketability of tax-exempt municipal obligations may make it difficult in certain circumstances to dispose of large investments advantageously.

Regulatory Changes. Interest on certain tax-exempt municipal obligations might lose its tax-exempt status in the event of a change in the tax laws.

Lease Obligations. Lease Obligations containing "nonappropriation" clauses provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Each Portfolio may not invest in illiquid or unrated lease obligations.

High Yield/High Risk Debt Securities. HLM International Equity Portfolio may invest up to 20% of its net assets in convertible securities and debt securities which are rated below investment-grade - that is, rated below Baa by Moody's or BBB by S&P and in unrated securities judged to be of equivalent quality by HLM. Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See "Ratings Descriptions" in this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Economic downturns have in the past, and could in the future, disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect the Portfolio's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Portfolio to accurately value high yield securities in the Portfolio's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.

Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of HLM not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Portfolio's investment objective by investment in such securities may be more dependent on HLM's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, HLM will determine whether it is in the best interest of the Portfolio to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments.


Foreign Securities. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of the HLM International Equity Portfolio is uninvested and no return is earned thereon. The inability of the Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Portfolio due to subsequent declines in value of the portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations which may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

Although the HLM International Equity Portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and HLM will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Portfolio on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Portfolio, since the Portfolio's investment objective is to seek long-term capital appreciation and any income should be considered incidental.

Foreign Currency Hedging. The success of currency hedging will depend on the ability of HLM to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult and thus the successful execution of a hedging strategy is highly uncertain. An incorrect prediction will cause poorer Portfolio performance than would otherwise be the case. Forward contracts that protect against anticipated losses have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect.

Precise matching of forward contract amounts and the value of portfolio securities is generally not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so contract positions are likely to be approximate hedges, not perfect.

The cost to the Portfolio of engaging in foreign currency forward contracts will vary with factors such as the foreign currency involved, the length of the contract period, and the market conditions then prevailing, including general market expectations as to the direction of the movement of various foreign currencies against the U.S. dollar. Furthermore, HLM may not be able to purchase forward contracts with respect to all of the foreign currencies in which the Portfolio's portfolio securities may be denominated. In those circumstances the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Moreover, if the forward contract is entered into in an over-the-counter transaction, as will usually be the case, the Portfolio generally will be exposed to the credit risk of its counterparty. If the Portfolio enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange. Foreign exchanges may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price moves. Such limits may significantly affect the ability to trade such a contract or otherwise to close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in U.S. dollars.

Futures Contracts. Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to: (1) investors' obligations to meet additional variation margin requirements; (2) decisions to make or take delivery, rather than entering into offsetting transactions; and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortion means that a correct forecast of general market or foreign exchange rate trends may still not result in a successful transaction.

Although the Fund believes that use of such contracts and options thereon will benefit the HLM International Equity or U.S. Selected Growth Portfolio, if predictions about the general direction of securities market movements or foreign exchange rates is incorrect, a Portfolio's overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon.

A Portfolio's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Portfolio generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. Where it is not possible to effect a closing transaction in a contract to do so at a satisfactory price, the Portfolio would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that the Portfolio has sold and is unable to close out, the Portfolio would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses.

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with forward contracts on foreign currencies. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a Portfolio must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Foreign Currency. As in the case of other types of options, the benefit to the HLM International Equity Portfolio deriving from the purchase of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options that would require them to forego a portion or all of the benefits of advantageous changes in such rates.

The Portfolio may write options on foreign currencies for hedging purposes. For example, where the Portfolio anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar costs of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge such increased costs up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this movement does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

Options on Futures Contracts.  The amount of risk the HLM International
Equity or U.S. Selected Growth Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. To mitigate this problem, the HLM International Equity or U.S. Selected Growth Portfolio will not purchase or write options on foreign currency futures contracts unless and until, in HLM's or Delphi's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to the Portfolio because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract, when use of the underlying futures contract would not result in a loss.

Lower-Rated Debt Securities ("Junk Bonds"). The market value of lower-rated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

INVESTMENT RESTRICTIONS

	The Fund has adopted the investment restrictions listed below relating to the investment of each Portfolio's assets and its activities. These are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding voting securities of a Portfolio (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).
None of the Portfolios may:

(1) invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than securities issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any issuer, with respect to 75% of a Portfolio's total assets;

(2) invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry other than the U.S. Government, its agencies and instrumentalities or, with respect to the Money Market
Portfolio, Domestic Bank Obligations as defined in the Prospectus. Finance companies as a group are not considered a single industry for purposes of this policy;

(3) borrow money, except through reverse repurchase agreements or dollar roll transactions or from a bank for temporary or emergency purposes in an amount not exceeding one third of the value of its total assets nor will it borrow for leveraging purposes;

(4) issue senior securities (other than as specified in clause (3));

(5) make loans, except (a) through the purchase of all or a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (b) by engaging in repurchase agreements with respect to portfolio securities, or (c) by lending securities to other parties, provided that no securities loan may be made, if, as a result, more than 33 1/3% of the value of its total assets would be lent to other parties;

(6) underwrite securities of other issuers;

(7) invest in companies for the purpose of exercising control or management;

(8) purchase or sell real estate (other than marketable securities representing interests in, or backed by, real estate or securities of companies which deal in real estate or mortgages);

(9) purchase or sell physical commodities or related commodity contracts; or

(10) invest directly in interests in oil, gas or other mineral exploration or development programs or mineral leases.

(11) the HLM International Equity Portfolio may not invest more than 10% of its total assets in warrants.

Whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other asset or sets forth a policy regarding quality standards, such standard or percentage limitation shall be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Portfolio's investment policies and limitations.

Each Portfolio's investment objectives and other investment policies not designated as fundamental in this Statement of Additional Information are non-fundamental and may be changed at any time by action of the Board of Directors. Although a non-fundamental policy, each Portfolio may not purchase securities on margin or make short sales, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

The Money Market Portfolio (although not as a fundamental policy) may not:

(1) invest more than 5% of its total assets in the securities of any one issuer or subject to puts from any one issuer, except U.S. Government securities, provided that the Portfolio may invest more than 5% of its total assets in first tier securities of any one issuer for a period of up to three business days or, in unrated securities that have been determined to be of comparable quality by the Investment Adviser or sub-adviser;

(2) invest more than 5% of its total assets in second tier securities, or in unrated securities determined by the Investment Adviser or sub-adviser to be of comparable quality.

The U.S. Selected Growth Portfolio (although not as a fundamental policy) may not invest more than 5% of its total assets in warrants.


PORTFOLIO TRANSACTIONS

The Advisory and Sub-Advisory Agreements authorize the Investment
Advisers and sub-advisers to select the brokers or dealers that will execute the purchases and sales of investment securities for each of the Fund's Portfolios and directs the Investment Advisers and sub-adviser to use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions for the Portfolios. The Investment Adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations.

Some securities considered for investment by each of the Fund's Portfolios may also be appropriate for other clients served by either the Investment Advisers or the sub-advisers. If the purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these other clients serviced by the Investment Advisers or the sub-advisers is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Investment Advisers or the sub-advisers, as the case may be. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Advisers or sub-advisers, and the results of such allocations, are subject to periodic review by the Board of Directors.



    Brokers are selected on a basis of thier overall assistance in terms of execution capabilities and research services, provided that their commision scheduled are competitive with other firms providing similar services.

    No trades will be executed with the Investment Adviser, the Sub-Adviser, their affiliates, officers or employees acting as principal or agent for others, although such entities and persons may be trading contemporaneously in the same or similar securities. To the extent an investment that may be appropriate for one of the Portfolios is considered for purchase by the Investment Adviser and/0r Sub-Adviser for the account of another Portfolio, client or fund, the investment opportunity, as well as the expense incurred in the transaction, will be allocated in a manner deemed equitable by the Investment Adviser.

    The Money Market Portfolio normally will not incur any brokerage commission on its transactions because money market and debt instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. No commission or discounts are paid when securities are purchased directly from an issuer.

    For the fiscal year ended December 31, 1994, the International Equity paid brokerage commissions of $242,975. For the period ended December 31, 1994, the HLM International Equity Portfolio paid brokerage comissions of $39,000.



NET ASSET VALUE

As stated in the Prospectus, the Money Market Portfolio seeks to maintain a net asset value of $1.00 per share and, in this connection, instruments are valued on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar fund which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar fund, and existing investors would receive less (more) investment income.
The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Money Market
Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the Money Market Portfolio's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

As used in the Prospectus, with respect to the Money Market Portfolio, "Business Day" refers to those days when the Federal Reserve Bank of New York is open for business, which is Monday through Friday except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Martin Luther King Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans
Day, Thanksgiving and Christmas. As used in the Prospectus, with respect to the HLM International Equity and U.S. Selected Growth Portfolios, "Business Day" refers to those days when the New York Stock Exchange is open for business, which is Monday through Friday except for holidays. As of the date of this Statement of Additional Information, such holidays are:
New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

TAX CONSIDERATIONS

The following summary of tax consequences, which does not purport to be complete, is based on U.S. federal tax laws and regulations in effect on the date of this Statement of Additional Information, which are subject to change by legislative or administrative action.

Qualification as a Regulated Investment Company. Each Portfolio intends to qualify for and to elect to be treated as, and the Money Market and HLM International Equity Portfolios did qualify in 1994 as, a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a RIC, a Portfolio must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income derived from its business of investing in securities (the "Qualifying Income Requirement"); (b) derive less than 30% of its gross income each taxable year from sales or other dispositions of certain assets (namely, (i) securities;
(ii) options, futures and forward contracts (other than those on foreign currencies); and (iii) foreign currencies (including options, futures and forward contracts on such currencies) not directly related to the Portfolio's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities)) held less than three months (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other RICs and other securities, with such other securities of any one issuer limited to an amount not greater than 5% of the value of the Portfolio's total assets and not greater than 10% of the outstanding voting securities of such issuer and
(ii) not more than 25% of the value of the Portfolio's total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income each taxable year.

If for any taxable year a Portfolio does not qualify as a RIC, all of its taxable income will be taxed to the Portfolio at corporate rates. For each taxable year that the Portfolio qualifies as a RIC, it will not be subject to federal income tax on that part of its investment company taxable income and net capital gains (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In addition, to avoid a nondeductible 4% federal excise tax, the Portfolio must distribute during each calendar year an amount at least equal to the sum of 98% of its ordinary income (not taking into account any capital gains or losses) determined on a calendar year basis, 98% of its capital gains in excess of capital losses determined in general on an October 31 year-end basis, and any undistributed amounts from previous years. Each Portfolio intends to distribute all of its net income and gains by automatically reinvesting such income and gains in additional shares of the Portfolio. The 30% Limitation may require that a Portfolio defer closing out certain positions beyond the time when it otherwise would be advantageous to do so, in order not to be disqualified as a RIC. Each Portfolio will monitor its compliance with all of the rules set forth in the preceding paragraph.

Distributions. Each Portfolio's automatic reinvestment of its taxable investment income, net short-term capital gains and net long-term capital gains in additional shares of the Portfolio and distribution of such shares to shareholders will be taxable to the Portfolio's shareholders. In general, such shareholders will be treated as if such income and gains had been distributed to them by the Portfolio and then reinvested by them in shares of the Portfolio, even though no cash distributions have been made to shareholders. The automatic reinvestment of taxable investment income and net realized short-term capital gains of the Portfolio will be taxable to the Portfolio's shareholders as ordinary income. Each Portfolio's automatic reinvestment of any net long-term capital gains designated by the Portfolio as capital gain dividends will be taxable to the shareholders as long-term capital gain, regardless of how long they have held their Portfolio shares. If a portion of a Portfolio's income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Portfolio may be eligible for the corporate dividend-received deduction. None of the amounts treated as distributed to shareholders of the Money Market Portfolio are expected to be eligible for the corporate dividends received deduction. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Portfolio in October, November or December with a record date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than in the calendar year in which the distributions are received. Each Portfolio will inform shareholders of the amount and tax status of all amounts treated as distributed to them not later than 60 days after the close of each calendar year.

Sale of Shares. Upon the sale or other disposition of shares of a Portfolio, or upon receipt of a distribution in complete liquidation of a Portfolio, a shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on the sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by the shareholder on a disposition of Portfolio shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains deemed received by the shareholder with respect to such shares.

Under the Code, a shareholder may not deduct that portion of interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends which bears the same ratio to the total of such interest as the exempt-interest dividends bear to the total dividends (excluding net capital gain dividends) received by the shareholder. In addition, under rules issued by the Internal Revenue Service for determining when borrowed funds are considered to be used to purchase or carry particular assets, the purchase of such shares may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to such purchase.

Zero Coupon Securities. Investments by a Portfolio in zero coupon securities (other than tax-exempt zero coupon securities) will result in income to the Portfolio equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Portfolio receives no cash interest payments. This income is included in determining the amount of income which the Portfolio must distribute to maintain its status as a RIC and to avoid the payment of federal income tax and the 4% excise tax. Similarly, investments in tax-exempt zero coupon securities will result in a Portfolio accruing tax-exempt income each year that the securities are held, even
though the Portfolio receives no cash payments of tax-exempt interest.   This
tax-exempt income is included in determining the amount of net tax-exempt interest income which a Portfolio must distribute to maintain its status as a regulated investment company.

Backup Withholding. A Portfolio may be required to withhold U.S. federal income tax at the rate of 31% of all amounts deemed to be distributed as a result of the automatic reinvestment by the Portfolio of its income and gains in additional shares of the Portfolio and, except in the case of the Money Market Portfolio, provided that they maintain a constant net asset value per share, all redemption payments made to shareholders who fail to provide the Portfolio with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be credited against a shareholder's U.S. federal income tax liability. Corporate shareholders and certain other shareholders are exempt from such backup withholding.

Tax Treatment of Hedging Transactions. The taxation of equity options and over-the-counter options on debt securities is governed by the Code section 1234. Pursuant to Code section 1234, the premium received by the HLM International Equity or U.S. Selected Growth Portfolio for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Portfolio. If the Portfolio enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Portfolio is exercised, thereby requiring the Portfolio to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Portfolio, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures, and forward contracts in which the Portfolio may invest are "section 1256 contracts." Gains and losses on section 1256 contracts are generally treated as 60% long-term and 40% short-term capital gains or losses ("60/40 treatment"), regardless of the Portfolio's actual holding period for the contract. Also, a section 1256 contract held by the Portfolio at the end of each taxable year (and generally, for the purposes of the 4% excise tax, on October 31 of each year) must be treated as if the contract had been sold at its fair market value on that day ("mark to market treatment"), and any deemed gain or loss on the contract is subject to 60/40 treatment. Foreign currency gain or loss (discussed below) arising from section 1256 contracts may, however, be treated as ordinary income or loss.

The hedging transactions undertaken by the Portfolio may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Portfolio. In addition, losses realized by the Portfolio on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Further, the Portfolio may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because only a few regulations implementing the straddle rules have been implemented, the tax consequences to the Portfolio of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Portfolio which is taxed as ordinary income when distributed to members.

The Portfolio may make one or more of the elections available under the Code that are applicable to straddles. If the Portfolio makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the amount, character, and timing of gains or losses from the positions that are part of a straddle, the amount of Portfolio income that is distributed to members and that is taxed to them as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Tax Treatment of Foreign Currency-Related Transactions. Gains or losses attributable to fluctuations in exchange rates that occur between the time the HLM International Equity Portfolio accrues receivables or liabilities denominated in a foreign currency and the time the Portfolio actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of certain options, futures, and forward contracts and on disposition of debt securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Portfolio's investment company taxable income to be distributed to members as ordinary income.

Tax Treatment of Passive Foreign Investment Companies. If the HLM International Equity Portfolio invests in stock of certain foreign investment companies, the Portfolio may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating on a pro rata basis such distribution or gain to each day of the Portfolio's holding period for the stock. The distribution or gain so allocated to any taxable year of the Portfolio, other than the taxable year of the excess distribution or disposition, would be taxed to the Portfolio at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Portfolio's investment company taxable income and, accordingly, would not be taxable to the Portfolio to the extent distributed by the Portfolio as a dividend to its shareholders.

The HLM International Equity Portfolio may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of any foreign investment company in which it invests, regardless of whether it actually received any distributions from the foreign company. These amounts would be included in the Portfolio's investment company taxable income and net capital gain which, to the extent distributed by the Portfolio as ordinary or capital gain dividends, as the case may be, would not be taxable to the Portfolio. In order to make this election, the Portfolio would be required to obtain certain annual information from the foreign investment companies in which it invests, which in many cases may be difficult to obtain. Other elections may become available to the Portfolio that would provide alternative tax treatment for investments in foreign investment companies.

Foreign Shareholders. U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from the Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from a Portfolio is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, deemed distributions by the Portfolio of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Deemed distributions of capital gain dividends and any gain realized upon redemption, sale or exchange of shares will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual who is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes. In that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Portfolio may be required to withhold U.S. federal income tax at a rate of 31% of deemed distributions of net capital gains and redemption payments unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above.

If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then deemed distributions of investment company taxable income and capital gain dividends and any gain realized upon the redemption, sale or exchange of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax at a 30% rate.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.
Foreign shareholders are advised to consult their own advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

Foreign Withholding Taxes. Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of the Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, the Portfolio will be eligible and may elect to "pass through" to the Portfolio's shareholders the amount of foreign taxes paid by the Portfolio. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Portfolio, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability, subject to limitations. Each shareholder will be notified within 60 days after the close of the Portfolio's taxable year whether the foreign taxes paid by the Portfolio will "pass through" for that year. With the possible exception of the HLM International Equity Portfolio, it is not anticipated that the Portfolios will be eligible to make this "pass-through" election. If a Portfolio is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign taxes it pays will reduce its investment company taxable income and distributions by the Portfolio will be treated as U.S. source income.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Portfolio's income flows through to its shareholders. With respect to the Portfolios, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Portfolios.
Shareholders who are not liable for federal income taxes will not be affected by any such "pass through" of foreign tax credits.

Other Taxes A Portfolio may be subject to state, local or foreign taxes in any jurisdiction in which the Portfolio may be deemed to be doing business. In addition, shareholders of a Portfolio may be subject to state, local or foreign taxes on distributions from the Portfolio. In many states, Portfolio distributions which are derived from interest on certain U.S. Government obligations may be exempt from taxation.

Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.


SHAREHOLDER INFORMATION

Certificates representing shares of a particular Portfolio or Class will not normally be issued to shareholders. Investors Bank & Trust Company and The Shareholder Services Group, Inc. the Fund's Transfer Agents, will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Portfolio distributions.

The Transfer Agents will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Fund management reserves the right to waive the minimum initial investment in any Portfolio.

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Portfolio by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Portfolio's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Portfolio at the beginning of the period.

CALCULATION OF PERFORMANCE DATA

The Money Market Portfolio may, from time to time, include the "yield" and "effective yield" in advertisements or reports to shareholders or prospective investors.

The yield is calculated by determining the net change over a 7-calendar day period, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, divided by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield is stated to the nearest hundredth of one percent. The effective yield is calculated by the same method as yield except that the base period return is compounded by adding 1, raising the sum to a power equal to 365/7, and subtracting 1 from the result, according to the following formula:

Effective Yield = [(Base Period Return + 1)365/7] - 1


For the seven-day period ended December 31, 1995, the Money Market Portfolio's yield and effective yield were 5.13% and 5.26%, respectively.


The HLM International Equity and U.S. Selected Growth Portfolios may, from time to time, include the 30-day yield in advertisements or reports to shareholders or prospective investors. Quotations of yield for will be based on all investment income per share during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula which is prescribed by the
Commission:

YIELD  =  2 x { [ ((a - b) / (c x d)) + 1]6 - 1 }

Where:	a	=	dividends and interest earned during the period;
	b	=	expenses accrued for the period (net of reimbursements);
	c	=	the average daily number of shares of a Portfolio outstanding during the period that were entitled to receive dividends; and
	d	=	the maximum offering price per share on the last day of the period.

 Each of the Portfolios may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Portfolio of the Fund over periods of 1, 5 and 10 years (up to the life of the Portfolio), calculated pursuant to the following formula which is prescribed by the SEC:


P(1 + T)n = ERV

Where:
      P =	a hypothetical initial payment of $1,000,
      T =	the average annual total return,
      n =	the number of years, and
    ERV =	the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.


For the 12 months ended December 31, 1995, HLM International Equity Portfolio had a total return of 11.99%. On an annualized basis since its inception of May 11, 1994, the Portfolio had a total return of 5.53% through December 31, 1995.

    For the 12 months ended December 31, 1995, Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio, the predecessor tpo U.S. Selected Growth Portfolio had a total return of 44.80%. On an annualized basis since inception of May 20, 1994, the Portfolio had a total return of 27.53% through December 31, 1995.


For the 12 months ended December 31, 1995, Money Market Portfolio had a total return of 5.74%. On an annualized basis since its inception of November 1, 1993, the Portfolio had a total return of 4.76% through December 31, 1995.


RATING DESCRIPTIONS

Standard & Poors Corporation

AAA. Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA. Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

The ratings AA and A may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal notes issued since July 29, 1984 are designated "SP-1", "SP-2", and "SP-3". The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics.

A-1. Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payments of debts having original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

A-2. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's Investors Service, Inc.

Aaa. Bonds are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run.

MIG-1. Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2. Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the previous grade. Market access for refinancing, in particular, is likely to be less well established.

P-1. Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

P-2. Issuers have a strong capacity for repayment of short-term promissory obligations.

Thomson Bankwatch, Inc.

A. Company possess an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B. Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as companies in the highest rating category.

IBCA Limited

A1. Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus sign is added to those issues determined to possess the highest capacity for timely payment

Fitch Investors Service, Inc.

F-1. The rating F-1 is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated F-1.

FINANCIAL STATEMENTS

    The Fund's audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1995 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information.

    Additionally, the Lehman Brothers Funds, Inc. Lehman Brothers selected Growth Stock Portfolio's audited Financial Statements, including the Financial Highlights, for the period ended December 31, 1995 appearing in the Annual Report to Shareholders and the report thereon of Ernst & Young LLP, independent auditors, appearing therein are hereby incorporated by reference in this Statement of Additional Information. Both Reports to Shareholders are delivered with this Statement of Additional Information to share holders requesting this Statement.



Part C     OTHER INFORMATION

Item 24.Financial Statements and Exhibits

(a)     Financial Statements and Schedules:

        Part A -Financial Highlights.

        Part B: The financial statements, notes to financial statements and reports set forth below are filed herewith by the Registrant, and are specifically incorporated by reference in Part B.


            -   Report of Independent Auditors dated February 9, 1996.

            - Report of Independent Auditors dated February 15, 1996 for the Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio.

            -   Statements of Net Assets dated December 31, 1995.

            - Statement of Assets and Liabilities dated December 31, 1995 for the Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio.

            -   Statements of Operations for the year ended December 31, 1995.

            - Statements of Operations for the period ended December 31, 1995. for the Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio.

            - Statements of Changes in Net Assets for the years ended December 31, 1995 and December 31, 1994.

            - Statement of Changes in Net Assets for the period ended December 31, 1995 and the years ended July 31, 1995 and July 31, 1994 for the Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio.


            - Financial Highlights for the years ended December 31, 1995, December 31, 1994 and December 31, 1993.

            - Financial Highlights for the period ended December 31, 1994, and for the years ended July 31, 1995 and July 31, 1994 for the Lehman Brothers Funds, Inc. - Lehman Selected Growth Stock Portfolio.

          (b)   Exhibits

         (1a) Articles of Incorporation, dated August 3, 1993 (previously filed as Exhibit (1) to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (1b) Articles of Amendment to Articles of Incorporation, dated October 28, 1993 (previously filed as Exhibit (1b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (1c) Articles Supplementary to Articles of Incorporation, dated October 6, 1994 (filed herewith).

         (1d) Articles of Amendment to Articles of Incorporation, dated June 1, 1995 (filed herewith).

         (1e) Articles Supplementary to Articles of Incorporation, dated November 14, 1995 (filed herewith).

         (2) By-laws (previwusly filed as Exhibit (2) to Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (3)    Not Applicable.

         (4)    Specimen of Stock Certificates (previously filed as Exhibit
                (4) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (5a) Advisory Agreement, dated October 28, 1993 between the Registrant (Money Market Portfolio) and AMT Capital Advisers, Inc. (previously filed as Exhibit (5a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (5c) Sub-Advisory Agreement, dated October 29, 1993 between AMT Capital Advisers, Inc. and Fischer Francis Trees and Watts, Inc. (previously filed as Exhibit (5c) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (5g) Advisory Agreement, dated June 13, 1995, between the Registrant (HLM International Equity Portfolio) and Harding, Loevner Management, L.P. (previwusly filed as Exhibit (5g) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (5h) Advisory Agreement, dated December 14, 1995 between the Registrant (U.S. Selected Growth Portfolio) and AMT Capital Advisers, Inc. (filed herewith).

         (5i) Sub-Advisory Agreement, dated December 14, 1995 between AMT Capital Advisers, Inc. and Delphi Asset Management (filed herewith).

         (6) Distribution Agreement, dated October 29, 1993 between Registrant and AMT Capital Services, Inc. (previously files as Exhibit (6) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (6a) Form of Dealer Agreement, dated March 5, 1996 between AMT Capital Services, Inc. and Lehman Brothers, Inc. (filed herewith).

         (7)    Not Applicable.

         (8) Custodian Agreement, dated October 29, 1993 between the Registrant and Investors Bank & Trust Company (previously filed as Exhibit (8) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A File Nos. 33-66840, 811-7928).

         (9a) Transfer Agency and Service Agreement, dated October 29, 1993 between the Registrant and Investors Bank & Trust Company (previously filed as Exhibit (9a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (9b) Administration Agreement, dated October 28, 1993 between the Registrant and AMT Capital Services, Inc. (previously filed as Exhibit (9b) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (9c) Sales Incentive Fee Agreement, dated October 29, 1993 between AMT Capital Advisers, Inc. and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit (9c) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (9e) Sales Incentive Fee Agreement, dated June 13, 1995 between AMT Capital Advisers, Inc. and Harding, Loevner Management, L.P. (previously filed as Exhibit (9e) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

         (9f) Form of Transfer Agency and Services Agreement, dated January 19, 1996 between the Registrant First Data Investor Services Group Inc. (filed herewith).


         (10) Opinion and Consent of Counsel, dated October 29, 1993 (previously filed as Exhibit (10) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

        (11)    Consent of Independent Auditors (filed herewith).

        (12)    Not Applicable.

        (13a) Purchase Agreement for Initial Capital, dated October 29, 1993 between the Registrant and Fischer Francis Trees & Watts, Inc. (previously filed as Exhibit (13a) to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

        (13c) Purchase Agreement for Initial Capital, dated May 2, 1994 between the Registrant and AMT Capital Advisers, Inc. (previously filed as Exhibit (13c) to Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, File Nos. 33-66840, 811-7928).

        (13d) Purchase Agreement for Initial Capital, dated December 12, 1996 between the Registrant and Alan M. Trager (filed herewith).

         (14)   Not Applicable.

         (15) Form of Services and Distribution Plan, dated December, 1996 between the Registrant and AMT Capital Services, Inc. (filed herewith).

         (16)    Performance Information Schedule (filed herewith).

         (17)    Not Applicable.

         (18)    Multiple Class Plan (filed herewith).

Item 25.     Persons Controlled by or Under Common Control with Registrant

             None.

Item 26.     Number of Holders of Securities

             As of February 29, 1996, there were 102 record holders of the Capital Stock of the HLM International Equity Portfolio and 13 record holders of the Capital Stock of the Money
             Market Portfolio and no record holders of the Class A Capital Stock of the U.S. Selected Growth Portfolio. As of March 5, 1996 there were 869 record holders of the Class B Capital Stock of the U.S. Selected Growth Portfolio.

Item 27.     Indemnification

             The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, settlements and expenses to the fullest extent allowed, and in the manner provided, by applicable federal and Maryland law, including
             Section 17(h) and (i) of the Investment Company Act of 1940.
             In this regard, the Registrant undertakes to abide by the provisions of Investment Company Act Releases No. 11330 and 7221 until amended or superseded by subsequent interpretation of legislative or judicial action.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.     Business and Other Connections of Investment Advisor

             The business and other connections of AMT Capital Advisers, Inc. (an Investment Adviser), Delphi Asset Management (a Sub-Adviser), Fischer Francis Trees & Watts, Inc. (a Sub-Adviser), and Harding, Loevner Management, L.P. (an Investment Adviser), are on the Uniform Application for Investment Adviser Registration ("Form ADV") of each as currently on file with the Commission (File
             Nos. 801-42426, 801-14998, 801-10577, and 801-36845, respectively)
             the texts of which are hereby incorporated by reference.

Item 29.     Principal Underwriters

   (a) AMT Capital Services, Inc. acts as principal underwriter for FFTW Funds, Inc., TIFF Investment Program, Inc., Holland Series Fund, Inc. and AMT Capital Fund, Inc.

   (b)     For each director or officer of AMT Capital Services, Inc.:


Name and Principal      Positions and Offices     Positions and Offices with
Business Address        with Underwriter          Registrant

Alan M. Trager          Director, President       President
600 Fifth Avenue        and Treasurer
26th Floor
New York, NY  10020

Carla E. Dearing        Director, Managing        Vice President
600 Fifth Avenue        Director                  Assistant Treasurer
26th Floor
New York, NY  10020

Ruth L. Lansner         Secretary                None
Gilbert, Segall & Young
430 Park Avenue
11th Floor
New York, NY  10022

William E. Vastardis    Senior Vice President    Secretary
600 Fifth Avenue                                 Treasurer
26th Floor
New York, NY  10020



        (c) No commissions or other compensation was paid to the principal underwriter during the registrant's last fiscal year.

Item 30.      Location of Accounts and Records

              All accounts, book and other documents required to be maintained by Section 31(a) of an Investment Company Act of 1940 and the Rules (17 CFR 270.32a-l to 3la-3) promulgated thereunder will be maintained by the following:

Accounting and Custodial Records - Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205-1537.

Dividend Disbursing Agent and Transfer Agent - Investors Bank & Trust Company, P.O. Box 1537, Boston, Massachusetts 02205-1537.

    Dividend Disbursing Agent and Transfer Agent (U.S. Selected Growth Portfolio - Class B Shares) - First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109

   Balance of Accounts and Records: AMT Capital Advisers, Inc. and AMT Capital Services, Inc., 600 Fifth Avenue, 26th Floor, New York, New
York  10020, Delphi Asset Management, 485 Madison Avenue, 20th
Floor, New York, NY  10022, Fischer Francis Trees & Watts, Inc., 200
Park Avenue, 46th Floor, New York, New York  10166, and Harding,
Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, N.J.
08876.

Item 31.      Management Services

              None.

   Item 32.   Undertakings


     The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company
     Act of 1940 relating to shareholder communications.


        SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933. Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City
of New York, State of New York on the 6th day of March, 1996    .


                                    AMT CAPITAL FUND, INC.

                                    By:  s\Alan M. Trager\
                                    Alan M. Trager, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement had been signed below by the following persons in the capacities and on the dates indicated.


           Signature                Title                     Date

                 *
        Robert B. Allardice, III    Director                  March 6, 1996


                 *                  Director                  March 6, 1996
        Patricia M. Gammon


          s\Alan M. Trager\         President and             March 6, 1996
        Alan M. Trager              Director


          s\Carla E. Dearing\       Vice President            March 6, 1996
        Carla E. Dearing            and Assistant
                                    Treasurer

          s\William E. Vastardis\   Secretary and             January 18, 1996
            William E. Vastardis    Treasurer

*Attorney -in-Fact s\William E. Vastardis\

        EXHIBIT INDEX


        Exhibit No.

        (1c) Articles Supplementary dated October 4, 1994

        (1d) Articles  of Amendment dated June 1, 1995

        (1e) Articles Supplementary dated November 14, 1995

        (5h) Advisory Agreement

        (5i) Sub-Advisory Agreement

        (6a) Form of Dealer Agreement

        (9)  Form of Transfer Agency and Services Agreement

        (11) Consent of Independent Auditors

        (13d) Purchase Agreement for Initial Capital

        (15)  Form of Services and Distribution Plan

        (16)  Performance Information Schedule

        (18)  Multiple Class Plan